UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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Entravision Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Reg. (S) 240.14a-101

SEC 1913 (3-99)

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 26, 2004

To Our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the “2004 Annual Meeting”) of Entravision Communications Corporation, which will be held at the Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401, at 10:00 a.m. on Wednesday, May 26, 2004 for the purposes of considering and voting upon:

1. A proposal to elect eight Class A/B directors to our Board of Directors (the “Board”).

2. A proposal to amend and restate our certificate of incorporation to, among other things, authorize the creation of Class U common stock to be issued to Univision Communications Inc.

3. A proposal to adopt the Entravision Communications Corporation 2004 Equity Incentive Plan.

4. A proposal to ratify the appointment of McGladrey & Pullen, LLP as our independent auditor for the fiscal year ending December 31, 2004.

These matters are described more fully in the proxy statement accompanying this notice.

Our stockholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the stockholders at the 2004 Annual Meeting.

The Board has fixed the close of business on April 6, 2004 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of and to vote at the 2004 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2004 Annual Meeting.

Representation of at least a majority in voting interest of our Class A common stock and our Class B common stock either in person or by proxy is required to constitute a quorum for purposes of voting on each proposal to be voted on at the 2004 Annual Meeting. Accordingly, it is important that your shares be represented at the 2004 Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the 2004 Annual Meeting.

Please read the accompanying proxy material carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Walter F. Ulloa

Chairman and Chief Executive Officer

April 22, 2004

Santa Monica, California

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

OF

ENTRAVISION COMMUNICATIONS CORPORATION

To Be Held on May 26, 2004

This proxy statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the 2004 Annual Meeting of Stockholders (the “2004 Annual Meeting”), which will be held at 10:00 a.m. on May 26, 2004 at the Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2004 Annual Meeting of Stockholders (the “Notice”). This proxy statement and the proxy card are first being delivered or mailed to stockholders on or about April 22, 2004. Our 2003 Annual Report to Stockholders and our Annual Report for the year ended December 31, 2003 on Form 10-K (the “10-K”) are being mailed to stockholders concurrently with this proxy statement. Neither our 2003 Annual Report to Stockholders nor the 10-K are to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

VOTING RIGHTS AND SOLICITATION

The close of business on April 6, 2004 was the record date (the “Record Date”) for stockholders entitled to notice of and to vote at the 2004 Annual Meeting. As of the Record Date, we had 59,487,943 shares of Class A common stock, par value $0.0001 per share, and 27,678,533 shares of Class B common stock, par value $0.0001 per share, issued and outstanding. All of the shares of our common stock outstanding on the Record Date, and only those shares, are entitled to vote on each of the proposals to be voted upon at the 2004 Annual Meeting. Holders of the Class A common stock of record entitled to vote at the 2004 Annual Meeting will have one vote for each share of Class A common stock so held with regard to each matter to be voted upon. Holders of the Class B common stock of record entitled to vote at the 2004 Annual Meeting will have ten votes for each share of Class B common stock so held with regard to each matter to be voted upon.

All votes will be tabulated by the inspector of elections appointed for the 2004 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The holders of a majority in voting interest of the Class A common stock and Class B common stock outstanding and entitled to vote at the 2004 Annual Meeting shall constitute a quorum for the transaction of business at the 2004 Annual Meeting. The voting interest of shares of the Class A common stock and Class B common stock represented in person or by proxy will be counted for purposes of determining whether a quorum is present at the 2004 Annual Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the voting interest present and entitled to vote with respect to any particular matter, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in “street name” indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter and will not be counted as a vote cast on such matter.

In voting with regard to the proposal to elect directors (Proposal 1), stockholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by Proposal 1 is governed by Delaware law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors. Pursuant to a Voting Agreement dated effective as of August 3, 2000 among Walter F. Ulloa, Philip C. Wilkinson, Paul A. Zevnik and the company (the “Voting Agreement”), Messrs. Ulloa, Wilkinson and Zevnik have agreed to vote all shares held by them in favor of the election of Messrs. Ulloa, Wilkinson and Zevnik and Darryl B. Thompson as Class A/B Directors. Messrs. Ulloa, Wilkinson and Zevnik have in the aggregate the right to cast 82.32% of the votes entitled to be cast in the election of each of Messrs. Ulloa, Wilkinson, Zevnik and Thompson as Class A/B Directors.

In voting with regard to each of the proposals to amend and restate our certificate of incorporation (Proposal 2), adopt the Entravision Communications Corporation 2004 Equity Incentive Plan (Proposal 3) and ratify the appointment of our independent auditor (Proposal 4), stockholders may vote in favor of such proposal or against such proposal or may abstain from voting. The vote required to approve each of Proposals 2, 3 and 4 is governed by Delaware law, and the minimum vote required is a majority of the total votes cast on such proposal, provided a quorum is present. As a result, in accordance with Delaware law, abstentions and broker non-votes will not be counted and will have no effect on the outcome of the vote on these proposals. Pursuant to the Voting Agreement, Mr. Zevnik has agreed to cast his votes in the same manner as both Messrs. Ulloa and Wilkinson on matters, other than the election of directors, solely in instances when both Messrs. Ulloa and Wilkinson vote either affirmatively or negatively. In any instance in which Messrs. Ulloa and Wilkinson vote their shares in different manners, Mr. Zevnik will be free to vote his shares as he chooses. Messrs. Ulloa, Wilkinson and Zevnik will have in the aggregate the right to cast 82.32% of the votes entitled to be cast on each of Proposals 2, 3 and 4.

Under the rules of The New York Stock Exchange (the “NYSE”) that govern most domestic stock brokerage firms, member brokerage firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the NYSE. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. Such broker non-votes will not be considered in determining whether a quorum exists at the 2004 Annual Meeting and will not be considered as votes cast in determining the outcome of any proposal.

Shares of our common stock represented by proxies in the accompanying form which are properly executed and returned to us will be voted at the 2004 Annual Meeting in accordance with the stockholders’ instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4. Management does not know of any matters to be presented at the 2004 Annual Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement. If other matters should properly come before the 2004 Annual Meeting, the proxyholders will vote on such matters in accordance with their best judgment.

Any stockholder has the right to revoke his, her or its proxy at any time before it is voted at the 2004 Annual Meeting by giving written notice to our Secretary, and by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the 2004 Annual Meeting and voting in person; provided, however, that under the rules of the NYSE, any beneficial owner whose shares are held in “street name” by a member brokerage firm may revoke his, her or its proxy and vote his, her or its shares in person at the 2004 Annual Meeting only in accordance with the applicable rules and procedures of the NYSE.

The entire cost of soliciting proxies will be borne by the company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, or special letter by our officers and regular employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our common stock, and such persons may be reimbursed for their expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of Board of Directors

Our Second Amended and Restated Bylaws provide that the Board shall consist of not less than seven and not more than eleven directors. The Board currently consists of eight members elected by the holders of the Class A and Class B common stock, voting together as a class. The Board has fixed the size of the Board to be elected at the 2004 Annual Meeting at eight members. Our directors are elected by our stockholders at each annual meeting of stockholders and will serve until their successors are elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our current directors, the nominees for directors and our executive officers.

The proxyholders named on the proxy card intend to vote all proxies received by them in the accompanying form FOR the election of the Class A/B nominees listed below, unless instructions to the contrary are marked on the proxy. These nominees have been selected by the Board. All of the nominees are currently members of the Board. If elected, each nominee will serve until the annual meeting of stockholders to be held in 2005 or until his or her successor has been duly elected and qualified.

In the event that a nominee is unable or declines to serve as a Class A/B director at the time of the 2004 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them for the nominees listed below, unless instructions are given to the contrary. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Election as Class A/B Directors

The following is certain information as of April 6, 2004 regarding the nominees for election as Class A/B directors:

Name	Position	Age
Walter F. Ulloa	Chairman and Chief Executive Officer	55
Philip C. Wilkinson	President, Chief Operating Officer and Director	47
Paul A. Zevnik	Director	53
Darryl B. Thompson	Director	42
Michael S. Rosen	Director	43
Esteban E. Torres	Director	74
Patricia Diaz Dennis	Director	57
Jesse Casso, Jr.	Director	48

Biographical Information Regarding Class A/B Directors

Walter F. Ulloa.    Mr. Ulloa, our Chairman and Chief Executive Officer since the company’s inception in 1996, has more than 25 years of experience in Spanish-language television and radio in the United States. From 1989 to 1996, Mr. Ulloa was involved in the development, management or ownership of our predecessor entities. From 1976 to 1989, he worked at KMEX-TV, Los Angeles, California, as operations manager, production manager, news director, local sales manager and an account executive. Mr. Ulloa has been a director since February 2000.

Philip C. Wilkinson.    Mr. Wilkinson, our President and Chief Operating Officer since the company’s inception in 1996, has more than 20 years of experience in Spanish-language television and radio in the United States. From 1990 to 1996, Mr. Wilkinson was involved in the development, management or ownership of our predecessor entities. From 1982 to 1990, he worked at the Univision television network and served in the positions of account executive, Los Angeles national sales manager and West Coast sales manager. Mr. Wilkinson has been a director since February 2000.

Paul A. Zevnik.    Mr. Zevnik was involved in the development, management or ownership of our predecessor entities from 1989 to 1996, and served as our Secretary from our company’s inception in 1996 through October 2003. Mr. Zevnik is a partner, resident in Washington, D.C., of the law firm of Morgan, Lewis & Bockius, LLP. Mr. Zevnik has been a director since August 2000.

Darryl B. Thompson.    Mr. Thompson has been a partner of TSG Capital Group, L.L.C. since 1993. Mr. Thompson serves on the Board as a representative of TSG Capital Fund III, L.P. Mr. Thompson also serves on the boards of directors of several private companies, including Urban Brands, Inc., Telscape Communications, Inc. and Millennium Digital Media Holdings, L.L.C. Mr. Thompson has been a director since August 2000.

Michael S. Rosen.    Mr. Rosen has served as Chairman of our Audit Committee since November 2000. From July 2001 to present, Mr. Rosen has served as Co-Chairman and Chief Executive Officer of Context Capital Management, LLC. He is a board member of the United Jewish Federation of San Diego. From January 1996, when The Rochester Funds were acquired by Oppenheimer Funds, Inc., to February 2000, Mr. Rosen served as President of The Rochester Division of Oppenheimer Funds, Inc. Prior thereto, Mr. Rosen was President of Rochester Fund Distributors, Inc., a broker/dealer and principal underwriter of The Rochester Funds and Managing Director and Portfolio Manager of Rochester Capital Advisors, LP. Mr. Rosen is a chartered financial analyst. Mr. Rosen has been a director since November 2000.

Esteban E. Torres.    Mr. Torres is currently a consultant for and serves as President of the National Latino Media Council. In 1999, he was appointed by California Governor Gray Davis to serve on the California Transportation Commission, which is charged with overseeing the funding of California’s transportation projects. In March 1998, Mr. Torres announced his retirement after a distinguished 16-year career in the U.S. House of Representatives. Throughout his service as a Congressman, Mr. Torres has been an active and distinguished leader. From 1992 to 1998, he served as a Deputy Democratic Whip. He has served as a senior member of the House Banking Committee and chaired the House Banking Subcommittee on Consumer Affairs and Coinage. Mr. Torres is a nationally recognized environmental leader, former Ambassador to the United Nations Education, Scientific and Cultural Organization and served as Special Assistant to the President for Hispanic Affairs under President Jimmy Carter. Mr. Torres has been a director since November 2000.

Patricia Diaz Dennis.    Patricia Diaz Dennis has served as Senior Vice President, General Counsel and Secretary of SBC West since May 2002. Previously, she served as Senior Vice President of Regulatory and Public Affairs for SBC Communications Inc. (“SBC”) from November 1998 to May 2002. She served as Senior Vice President and Assistant General Counsel of SBC from September 1995 to November 1998. Ms. Dennis serves on the boards of directors of UST Inc., Massachusetts Mutual Life Insurance Company and Girl Scouts of the USA. Ms. Dennis was also named to the Texas State University System Board of Regents by Governor George W. Bush, and serves as a trustee for the Radio and Television News Directors Foundation, The Tomás Rivera Policy Institute and the NHP Foundation. Before joining SBC, Ms. Dennis was appointed to three federal government positions. Ms. Dennis was named a member of the National Labor Relations Board by former President Ronald Reagan. Later, President Reagan appointed Ms. Dennis as a commissioner of the Federal Communications Commission where she served from 1986 until 1989. From 1989 to 1991, Ms. Dennis made a brief departure from public service and joined the law firm of Jones, Day, Reavis & Pogue, where she served as a partner and the head of the communications department. In 1992, Ms. Dennis left the private sector and returned to public service when she was appointed by former President George Bush as assistant secretary of state for human rights and humanitarian affairs. Ms. Dennis has been a director since July 2001.

Jesse Casso, Jr.    Mr. Casso is a private investor. He was a Managing Director of Merrill Lynch. From 1999 to 2002, he was head of Investment Banking for Merrill Lynch Japan. Mr. Casso joined Merrill Lynch in 1995 as head of its Latin American Financial Institutions Group. Previously, Mr. Casso was an investment banker with Goldman, Sachs & Co. Mr. Casso also serves on the board of directors of First Fed Financial Corp. and its subsidiary, First Federal Bank of California, and is a member of the board of the New America Alliance, an organization of the nation’s most prominent Latino business leaders.

CORPORATE GOVERNANCE

Board Composition and Meetings

Our Board of Directors currently consists of eight members, a majority of which meet the independence requirements of the NYSE as currently in effect. The Board has appointed Patricia Diaz Dennis as the presiding or “lead” director for 2004-2005 to preside over all executive sessions of non-management directors. Our stockholders may communicate directly with the “lead” director by mail addressed to Lead Director, c/o Corporate Secretary, Entravision Communications Corporation, 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, or by e-mail to stockholdercommunications@entravision.com.

The Board held a total of eight meetings and acted by written consent three times during 2003. The Board has a standing Audit Committee, Compensation Committee and, as of April 2004, a Nominating/Corporate Governance Committee. During 2003, none of our incumbent directors attended fewer than 75 percent of the aggregate of the total number of meetings of the Board and the total number of meetings held by committees of the Board on which he or she served.

Codes of Ethics and Business Conduct

We have adopted a code of ethics that complies with the standards mandated by the Sarbanes-Oxley Act of 2002. This code applies to our chief executive officer and our senior financial officers, including our chief financial officer. We have also adopted a code of business conduct that complies with the standards mandated by the NYSE. This code applies to all of our officers, directors and employees.

If we amend or grant any waiver, including an implicit waiver, from a provision of our code of ethics or our code of business conduct that applies to our directors and executive officers, including our chief executive officer and our senior financial officers, we will publicly disclose such amendment or waiver as required by applicable law and regulations or post such amendment or waiver on our website. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated by reference into this or any other filing we make with the Securities and Exchange Commission (“SEC”).

Audit Committee and Pre-Approval Policies

Until December 2003, the Audit Committee consisted of Mr. Rosen (chairman), Mr. Torres and Ms. Diaz Dennis. When Mr. Casso joined the Board in that month, he also was appointed as the fourth member of the Audit Committee. The Board of Directors has determined that each of Messrs. Rosen and Casso is an audit committee financial expert, as that term is defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”), and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act. For information about Mr. Rosen’s and Mr. Casso’s experience, please see “Biographical Information Regarding Class A/B Directors” above. All members of the Audit Committee meet the independence and knowledge requirements of the NYSE as currently in effect. The Audit Committee held a total of ten meetings during 2003.

The Audit Committee operates under a written charter, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee’s duties include responsibility for reviewing our accounting practices and audit procedures. In addition, the Audit Committee has responsibility for receiving complaints about, and investigating allegations of, financial impropriety or misconduct. Please see “Report of Audit Committee” below, which provides further details of many of the duties and responsibilities of the Audit Committee.

As part of its responsibility, the Audit Committee is required to pre-approve audit and non-audit services performed by our independent auditor in order to assure that the provision of such services does not impair the independent auditor’s independence. The Audit Committee has adopted and the Board has ratified an Audit

Committee Pre-Approval Policy, which establishes a policy requiring the Audit Committee to review and approve (a) all audit services, (b) permitted non-audit services, (c) tax services and (d) all other services to be performed by our independent auditor or its affiliates. Unless a type of service to be provided by our independent auditor or its affiliates has received general pre-approval, it requires specific pre-approval by the Audit Committee.

The Audit Committee pre-approves both scope and fee levels for all services to be provided by our independent auditor or its affiliates within specified categories of services. Any proposed services exceeding pre- approval scope or cost levels require specific pre-approval by the Audit Committee. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

The following summarizes the pre-approval policies and procedures:

•	Any of the services described above to be provided to the company by our independent auditor or its affiliates must be submitted to the Audit Committee for review and approval. The proposed services are submitted to the Audit Committee in writing by both our independent auditor and our Chief Financial Officer or Controller, with a description of the services to be performed, fees to be charged, and affirmation that the services are not prohibited under Section 201 of the Sarbanes-Oxley Act of 2002.

•	The Audit Committee in its sole discretion then approves or disapproves the proposed services and documents such approval in writing. Pre-approval actions taken during Audit Committee meetings are recorded in the minutes of the meetings.

•	Any audit or non-audit service to be provided to the company which is proposed between meetings of the Audit Committee is submitted to the Audit Committee chairman in writing for the chairman’s review and pre-approval and is included as an agenda item at the next scheduled Audit Committee meeting, or is approved in the form of a written consent of the Audit Committee, in the discretion of the Audit Committee chairman.

The Audit Committee may periodically revise the list of pre-approved services, based on subsequent determinations. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditor or its affiliates.

Prior to the adoption of this policy, management had the implicit pre-approval of the Audit Committee to engage RSM McGladrey, Inc., an affiliate of our independent auditor, McGladrey & Pullen LLP, or any other professional service firm, to perform tax and other services. The Audit Committee has since assumed responsibility for pre-approving all auditing services and permitted non-auditing services, including the related fees and terms thereof.

Compensation Committee, Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Thompson (chairman) and Rosen. The Compensation Committee held one meeting and acted by written consent five times during 2003. No member of the Compensation Committee was at any time during 2003 or at any other time an officer or employee of the company. None of our executive officers served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during 2003.

The Compensation Committee operates under a written charter. The Compensation Committee establishes the compensation and benefits of our executive officers. The compensation committee also administers our employee benefit plans, including our equity incentive and employee stock purchase plans.

Please see “Report of Compensation Committee” below, which details the Compensation Committee’s report on our executive compensation for 2003.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee, which was established in April 2004, consists of Mr. Torres (chairman) and Ms. Diaz Dennis. Both members of the Nominating/Corporate Governance Committee meet the independence requirements of the NYSE as currently in effect. The Nominating/Corporate Governance Committee operates under a written charter.

The Nominating/Corporate Governance Committee has the primary responsibility for overseeing the company’s corporate governance compliance practices, as well as supervising the affairs of the company as they relate to the nomination of directors. The principal ongoing functions of the Nominating/Corporate Governance Committee include developing criteria for selecting new directors, establishing and monitoring procedures for the receipt and consideration of director nominations by stockholders and others, considering and examining director candidates, developing and recommending corporate governance principles for the company and monitoring the company’s compliance with these principles, establishing and monitoring procedures for the receipt of stockholder communications directed to the Board and monitoring the role and effectiveness of the Board.

The Nominating/Corporate Governance Committee seeks out appropriate candidates to serve as directors of the company, and the Nominating/Corporate Governance Committee interviews and examines director candidates and makes recommendations to the Board regarding candidate selection. In considering candidates to serve as director, the Nominating/Corporate Governance Committee evaluates various minimum individual qualifications, including strength of character, maturity of judgment, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, as well as the extent to which the candidate would fill a present need on the Board.

The Nominating/Corporate Governance Committee will consider stockholder nominations for director. Nominations for director submitted to this committee by stockholders are evaluated according to the company’s overall needs and the nominee’s knowledge, experience and background. A nominating stockholder must give appropriate notice to the company of the nomination not less than 90 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, the notice by the stockholder must be delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

The stockholders’ notice shall set forth, as to:

•	each person whom the stockholder proposes to nominate for election as a director:

•	the name, age, business address and residence address of such person,

•	the principal occupation or employment of the person,

•	the class and number of shares of the company which are beneficially owned by such person, if any, and

•	any other information relating to such person which is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended, and the rules thereunder; and

•	the stockholder giving the notice:

•	the name and record address of the stockholder and the class and number of shares of the company which are beneficially owned by the stockholder,

•	a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which nomination(s) are to be made by such stockholder,

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice,

•	any other information relating to such person which is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended, and the rules thereunder.

The notice must be accompanied by a written consent of the proposed nominee to be named as a director.

Stockholder Communications with the Board

The following procedures have been established by the Board in order to facilitate communications between our stockholders and the Board:

1) Stockholders may send correspondence, which should indicate that the sender is a stockholder, to the Board or to any individual director, by mail to Corporate Secretary, Entravision Communications Corporation, 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, or by e-mail to stockholdercommunications@entravision.com.

2) Our Secretary will be responsible for the first review and logging of this correspondence and will forward the communication to the director or directors to whom it is addressed unless it is a type of correspondence which the Board has identified as correspondence which may be retained in our files and not sent to directors. The Board has authorized the Secretary to retain and not send to directors communications that: (a) are advertising or promotional in nature (offering goods or services), (b) solely relate to complaints by clients with respect to ordinary course of business customer service and satisfaction issues or (c) clearly are unrelated to our business, industry, management or Board or committee matters. These types of communications will be logged and filed but not circulated to directors. Except as set forth in the preceding sentence, the Secretary will not screen communications sent to directors.

3) The log of stockholder correspondence will be available to members of the Board for inspection. At least once each year, the Secretary will provide to the Board a summary of the communications received from stockholders, including the communications not sent to directors in accordance with the procedures set forth above.

4) Each director is encouraged to attend each annual meeting of stockholders and to be available to answer any questions posed by stockholders to such director.

All of our directors attended our annual meeting of stockholders held in 2003.

Corporate Governance Documents on Our Website

By the date of the 2004 Annual Meeting, our code of ethics, code of business conduct, Board committee charters, and certain other corporate governance documents and policies will be available on the corporate governance portal of our website at www.entravision.com. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Corporate Secretary, Entravision Communications Corporation, 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404.

DIRECTOR COMPENSATION

Our directors who are not officers or employees are compensated for their services as follows: (i) an annual grant of an option to purchase 15,000 shares of Class A common stock under our then-current incentive plan; (ii) $24,000 per year (which may be converted into an option to purchase additional shares of Class A common stock under a specified formula); (iii) $1,250 for attendance at a Board meeting in person ($500 if telephonically); and (iv) $1,000 for attendance at a committee meeting in person ($500 if telephonically and an additional $250 if serving as the chairperson of the committee). The Compensation Committee has approved and recommended to the Board for consideration at the Board’s next regularly scheduled meeting an increase to 30,000 in the number of shares subject to the annual grant of stock options to non-employee directors.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR election of each of the Class A/B nominees identified above.

PROPOSAL 2

AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION

Management proposes that the stockholders approve an amendment and restatement of our certificate of incorporation, substantially in the form attached as Appendix B to this proxy statement. The primary reason for this proposal is to create a new class of common stock, to be designated Class U common stock, so that the company may exercise its right to cause the conversion of the preferred stock currently held by Univision Communications Inc. (“Univision”) into common stock on the terms discussed below. In addition, the amended and restated certificate of incorporation will eliminate references to our Class C common stock, which is no longer outstanding, and make other technical amendments.

Series U Preferred Stock

Univision currently owns approximately 28% of our common stock on a fully converted basis. In connection with its merger with Hispanic Broadcasting Corporation in September 2003, Univision entered into an agreement with the U.S. Department of Justice (“DOJ”), pursuant to which Univision agreed, among other things, to sell enough of its holdings of our stock so that its ownership of our company will not exceed 15% by March 26, 2006 and 10% by March 26, 2009.

Also pursuant to Univision’s agreement with DOJ, in September 2003 Univision exchanged all of its shares of our Class A and Class C common stock that it previously owned, consisting of 14,943,231 shares of Class A common stock and 21,983,392 shares of Class C common stock, for 369,266 shares of newly-created Series U convertible preferred stock. Univision is the only holder of our issued and outstanding Series U preferred stock. The Series U preferred stock is not registered with the SEC, nor is it listed on the NYSE.

The exchange in September 2003 did not change Univision’s overall equity interest in our company, nor did it have any impact on our existing television station affiliation with Univision. The Series U preferred stock has limited voting rights and does not include the right to elect directors. However, as the holder of all of our issued and outstanding Series U preferred stock, Univision currently has the right to approve any merger, consolidation or other business combination involving our company, any dissolution of our company and any assignment of the FCC licenses for any of our Univision-affiliated television stations. The Series U preferred stock has a liquidation preference of $0.0001 for each share (as adjusted for any stock split, stock division or consolidation) of Series U preferred stock then outstanding.

The Series U preferred stock is automatically convertible into shares of our Class A common stock in connection with any transfer to a third party that is not an affiliate of Univision. The Series U preferred stock is also mandatorily convertible into common stock when and if we create a new class of common stock that generally has the same rights, preferences, privileges and restrictions as the Series U preferred stock (other than the nominal liquidation preference).

Class U Common Stock

On April 15, 2004, the Board approved, subject to obtaining stockholder approval at the 2004 Annual Meeting, an amended and restated certificate of incorporation for the purpose of, among other things, creating a new Class U common stock. We also anticipate that Univision will have approved the terms of the Class U common stock by the date of the 2004 Annual Meeting. If our Class A and Class B common stockholders approve the amended and restated certificate of incorporation, the company anticipates that 36,926,600 shares of Class U common stock will be issued upon conversion of all 369,266 shares of Series U preferred stock issued and outstanding and currently held by Univision. The company currently anticipates that it will exercise its right to cause this conversion to occur on or about July 1, 2004, and that the Series U preferred stock would then be retired. Under Delaware law and the rules of the NYSE, stockholder approvals of the conversion itself and the issuance of the shares of Class U common stock to Univision are not required, nor are such approvals being sought.

The Class U common stock will have virtually identical rights to those of the Series U preferred stock. The Class U common stock will have limited voting rights and will not include the right to elect directors. However, as the holder of all of our issued and outstanding Class U common stock, Univision will still have the right to approve any merger, consolidation or other business combination involving our company, any dissolution of our company and any assignment of the FCC licenses for any of our Univision-affiliated television stations. Unlike the Series U preferred stock, the Class U common stock will not have any liquidation preference.

The Class U common stock will not be registered with the Securities and Exchange Commission nor will it be listed on the NYSE. If Univision sells or transfers shares of Class U common stock to any person that is not an affiliate of Univision, the shares of Class U common stock so transferred will automatically convert into shares of Class A common stock, with all the rights belonging to the holders of our Class A common stock, including the right to elect directors and vote on all other matters on which our stockholders are entitled to vote.

The Class U common stock will convert into Class A common stock at the initial exchange ratio of one share of Class A common stock to be issued for one share of Class U common stock converted, subject to adjustment in the event of stock dividends, stock splits, reclassification and similar transactions. The company will reserve a sufficient number of shares of Class A common stock which may be issued in the future upon conversion of the Class U common stock to Class A common stock.

Management proposes to create the Class U common stock for the primary purpose of allowing our company’s capital structure to more accurately reflect the nature of Univision’s equity interest in our company. Prior to September 2003, Univision’s equity interest in our company had always consisted solely of common stock. Upon entering into its agreement with DOJ in that month, we agreed to exchange all of Univision’s common stock in our company for shares of our newly created Series U preferred stock. However, it was always contemplated that the Series U preferred stock ultimately would be converted back into common stock, and the creation of the Class U common stock proposed herein serves that purpose.

Impact on Existing Stockholders

The creation of the Class U common stock and the conversion of the issued and outstanding Series U preferred stock for Class U common stock will not have any impact on the rights of our Class A and Class B common stockholders, except that the Series U preferred stock has a nominal preference in the improbable event that the company were liquidated, while the Class U common stock will have no liquidation preference.

If Univision disposes of the Class U common stock under circumstances that give rise to mandatory conversion into shares of Class A common stock, the pro rata voting strength of our existing Class A and Class B stockholders would be reduced as a result of the issuance of additional shares of Class A common stock. However, prior to September 2003 and the exchange of Univision’s Class A and Class C common stock for the newly-created Series U preferred stock, the same total number of shares of voting common stock were outstanding in the hands of Univision as would be outstanding in the hands of Univision’s transferees after the automatic conversion of Class U common stock into Class A common stock. Accordingly, the voting strength of our existing Class A and Class B stockholders would be no less after such a conversion than it was prior to the exchange in September 2003.

For more information regarding our relationship with Univision, our financial statements and other information about the company, please refer to the Form 10-K accompanying this proxy statement.

Other Amendments

The amended and restated certificate of incorporation also eliminates all references to our Class C common stock, which is no longer outstanding, and makes certain other technical amendments.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to amend and restate the company’s certificate of incorporation as described above, including the creation of the Class U common stock.

PROPOSAL 3

ADOPTION OF THE 2004 EQUITY INCENTIVE PLAN

On April 15, 2004, the Board adopted the Entravision Communications Corporation 2004 Equity Incentive Plan (the “2004 Plan”). At the 2004 Annual Meeting our stockholders are being asked to approve the 2004 Plan. The following is only a summary of the 2004 Plan and is qualified in its entirety by reference to the full text of the 2004 Plan, a copy of which is attached as Appendix C to this proxy statement.

Purpose

We believe that our ability to award incentive compensation based on equity in the company is critical to our continued success in remaining competitive and attracting, motivating and retaining key personnel. Approval of this proposal would provide 10,000,000 shares to be used for grants under the 2004 Plan. In addition, shares that are subject to outstanding grants under the Entravision Communications Corporation 2000 Omnibus Equity Incentive Plan (the “2000 Plan”) but that ordinarily would have been restored to the 2000 Plan reserve due to award forfeitures and terminations will roll into and become available for awards under the 2004 Plan.

The creativity and entrepreneurial drive of our employees and other personnel who provide services to the company generates much of the growth and success of our business. We believe that our broad-based equity incentive program has been highly successful in motivating and rewarding the efforts of our employees and other valuable personnel. By giving our employees, consultants and directors an opportunity to share in the growth of our equity, we align their interests with those of our stockholders. Our employees, consultants and directors understand that their stake in our company will have value only if, working together, we create value for our stockholders. Awards under the 2004 and 2000 Plans generally vest over a period of time (for example, stock options generally vest over a four-year period), giving the recipient an additional incentive to provide services over a number of years and build on past performance. We believe that our option program has helped us to build a team of high achievers who have demonstrated long-term dedication and productivity and who, in turn, help us to attract like-minded individuals to our company.

We remain committed to the goals of managing dilution from options and enhancing stockholder value. We have never repriced options, and the 2004 Plan specifically prohibits the repricing of options. In addition, the 2004 Plan prohibits the grant of “discount” options (i.e. options with an exercise price below fair market value).

In order to continue to remain competitive in attracting, motivating and retaining our key personnel, additional shares will be needed for us to continue our equity incentive compensation program. In light of the size of our work force and the fact that we have been making awards under the 2000 Plan for almost four years, shares under the 2000 Plan will provide sufficient award capacity for less than one more year. We project that approval of the 2004 Plan will provide us with adequate shares for incentive compensation awards for approximately six additional years. The visibility and sustainability of the equity incentive compensation program are important factors in accomplishing our goals of attracting, motivating and retaining key employees, consultants and directors.

Number of Shares

The 2004 Plan freezes the number of shares available for awards under the 2000 Plan as of the date of the 2004 Annual Meeting. As a result, effective on the date of the 2004 Annual Meeting, no new awards will be made under the 2000 Plan if the 2004 Plan is approved.

Under the 2004 Plan, 10,000,000 new shares of our Class A common stock, plus the shares rolled over from forfeited or terminated awards under the 2000 Plan as described above, are reserved for issuance under awards. Any shares that are represented by awards under the 2004 Plan that are forfeited, expire, or are canceled or settled in cash without delivery of shares, or that are forfeited back to us or reacquired by us after delivery for any reason, or that are tendered to us or withheld to pay the exercise price or related tax withholding obligations in connection with any award under the 2004 Plan, will again be available for awards under the 2004 Plan. Only shares actually issued under the 2004 Plan will reduce the share reserve. If we acquire another entity through a merger or similar transaction and issue replacement awards under the 2004 Plan to employees, officers and directors of the acquired entity, those awards, to the extent permitted under applicable laws and securities exchange rules, will not reduce the number of shares reserved for the 2004 Plan.

The 2004 Plan imposes the following additional maximum limitations:

•	The maximum number of shares that may be issued in connection with incentive stock options intended to qualify under Internal Revenue Code Section 422 is 10,000,000 shares.

•	The maximum number of shares that may be subject to stock options or stock appreciation rights granted to any one person in any calendar year is 500,000 shares, except that this limit is one million shares if the grant is made in the year of the recipient’s initial employment.

•	The maximum number of shares that may be subject to restricted stock or restricted stock units granted to any one person in any calendar year is 500,000 shares.

•	The maximum number of shares that may be subject to performance shares or performance units (if such units are valued in relation to shares) granted to any one person in any calendar year is 500,000 shares.

•	The maximum amount payable under an award of performance units (if such units are not valued in relation to shares) granted to any one person in any calendar year is $500,000.

The Compensation Committee, in its discretion, may grant awards that exceed the above limits (other than the limits on incentive stock options) if the Committee determines that such awards will not be considered “qualified performance-based compensation” within the meaning of Internal Revenue Code Section 162(m), but only if and to the extent that such discretion does not disqualify performance-based awards from qualifying as such under Internal Revenue Code Section 162(m).

For 2004, the individual limits described above will be reduced by the number of shares subject to awards made during 2004 under the 2000 Plan.

The number of shares reserved for issuance under the 2004 Plan, and the limits on the number of awards that may be granted to any one participant or of a particular type, as described above, are subject to adjustment to reflect certain subsequent changes to our capital structure, such as stock splits, stock dividends and recapitalizations.

Administration

Like the 2000 Plan, the 2004 Plan will be administered by the Compensation Committee of the Board (the “Compensation Committee”). The Compensation Committee will have full power to administer the 2004 Plan and the decisions of the Compensation Committee will be final and binding upon all the participants.

The Board may delegate the Compensation Committee’s administrative authority to another committee, or the Compensation Committee may delegate some of its authority to the Chief Executive Officer of the company. Any such delegation may be made only to the extent the law allows. In no event may such delegation be made with respect to awards granted to individuals who are subject to Section 16 of the Exchange Act unless the delegation is made to a committee composed entirely of non-employee directors.

Eligibility

The selection of the participants in the 2004 Plan will generally be determined by the Compensation Committee. Employees and those about to become employees, including those who are officers or directors of the company or its subsidiaries and affiliates, are eligible to be selected to receive awards under the 2004 Plan. In addition, non-employee service providers, including non-employee directors, and employees of unaffiliated entities that provide bona fide services to the company as an independent contractor are eligible to be selected to receive awards under the 2004 Plan. Non-employee directors of the Board are eligible for and shall receive automatic grants of options (as described in more detail below) without approval by the Compensation Committee.

As of March 22, 2004, approximately four named executive officers, two employee directors, six non-employee directors and approximately 1,090 other employees are eligible to be selected by the Compensation Committee to receive grants under the 2004 Plan.

Types of Awards

The 2004 Plan allows for the grant of stock options, stock appreciation rights, performance awards, restricted stock awards, restricted stock units and dividend equivalent units in any combination, separately or in tandem. Subject to the terms of the 2004 Plan, the Compensation Committee will determine the terms and conditions of awards (other than the automatic option grants to non-employee directors), including the times when awards vest or become payable and the effect of certain events such as termination of employment.

Stock Options.    The Compensation Committee may grant either incentive stock options qualified with respect to Internal Revenue Code Section 422 or options not qualified under any section of the Internal Revenue Code (“non-qualified options”). All stock options granted under the 2004 Plan must have an exercise price that is at least equal to the fair market value of our underlying Class A common stock on the grant date. As of March 22, 2004, the fair market value of a share of our Class A common stock, determined by the closing price per share on that date as quoted on The New York Stock Exchange, was $8.55. No stock option granted under the 2004 Plan may have a term longer than ten years, except that under the 2004 Plan the term may be extended for six months beyond the date of death in the event that an option recipient dies prior to the option’s termination date. The exercise price of stock options may be paid in cash, or, if the Compensation Committee permits, by tendering shares of common stock, or by any other means the Compensation Committee approves. Our stock options may contain a replenishment provision under which we issue a new option to an option holder (called a “replenishment option”), in order to maintain his or her equity stake in the company, if the option holder surrenders previously-owned shares to us in payment of the exercise price of an outstanding stock option. The automatic replenishment option grant generally covers only the number of shares surrendered, and expires at the same time as the option that was exercised would have expired.

Under the 2004 Plan, each non-employee director receives an automatic initial grant of an option for 30,000 shares on the date he or she first joins the Board (or a pro-rated number if he or she joins the Board at a time other than at the annual stockholders’ meeting), and an annual grant of an option for an additional 30,000 shares in each subsequent year on the date of the regular annual stockholders’ meeting, beginning with the 2004 Annual Meeting. In addition, the Compensation Committee may grant options for an additional number of shares to non-employee directors. The automatic options granted to non-employee directors are exercisable in full on the first anniversary of the date of grant, or earlier in the event of death, disability, retirement or a change of control of the company. If the director resigns for other than death, disability, or retirement prior to the first anniversary of the grant date, a pro rata portion of the option will become vested on the date of such resignation. Automatic non-employee director option grants expire on the tenth anniversary of the grant date or if earlier, on the 90th day after the director terminates service for any reason.

The following table shows the number of shares subject to option grants made under the 2000 Plan to our executive officers and the other individuals and groups indicated, from the date of the 2000 Plan’s inception to March 22, 2004. A separate column indicates the number of shares underlying options granted as replenishment options.

Cumulative Option Grant Table

2000 Omnibus Equity Incentive Plan

Name and Position	Aggregate Number of Shares Underlying Options Granted(1)
Walter F. Ulloa, Chairman and Chief Executive Officer	1,015,000
Philip C. Wilkinson, President and Chief Operating Officer	1,015,000
John F. DeLorenzo, Executive Vice President and Chief Financial Officer	190,000
Jeffery A. Liberman, President, Radio Division	325,000
Glenn Emanuel, President, Outdoor Division(2)	252,000
All Current Executive Officers as a Group	2,545,000
All Current Directors who are not Executive Officers	414,155
All Current Employees, including Current Officers who are not Executive	5,346,000

Current Officers, as a Group (6 persons)	2,942,500

(1)	No replenishment options have been granted under the 2000 Plan.
(2)	Mr. Emanuel’s employment with the company ended in February 2004.

Stock Appreciation Rights.    The Compensation Committee may grant stock appreciation rights which provide the recipient the right to receive a payment (in cash, shares or a combination of both) equal to the difference between the fair market value of a specific number of shares on the grant date and the fair market value of such shares on the date of exercise. Stock appreciation rights must expire no later than ten years after their grant date, except that under the 2004 Plan the term may be extended for six months beyond the date of death in the event that a recipient dies prior to the SAR’s termination date.

Performance-Based Awards.    In order to enable the company to avail itself of the tax deductibility of “qualified performance-based compensation,” within the meaning of Internal Revenue Code Section 162(m), paid to certain of its senior officers, the 2004 Plan provides for a new type of stock award, the grant or vesting of which is dependent upon the attainment of objective performance targets relative to certain performance measures. Performance targets may include minimum, maximum and target levels of performance, with the size of the award or vesting based on the level attained. Performance measures are criteria established by the Compensation Committee relating to any of the following, as it may apply to an individual, one or more business units, divisions or subsidiaries, or on a company-wide basis, and either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies: income from operations; revenue; earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted); income before income taxes and minority interests; operating income; pre- or after-tax income; average accounts receivable; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on invested capital; return on assets; growth in assets; economic value added; share price performance; total stockholder return; improvement in or attainment of expense levels; relative performance to a group of companies or relevant market indices comparable to the company; and strategic business criteria consisting of one or more objectives based on our meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. The Compensation Committee can select other goals not listed here for awards that are not intended to meet the requirements of “qualified performance-based compensation.” The Compensation Committee may specify that the performance-based awards will become payable in whole or in part in the event of the recipient’s termination of employment as a result of death, disability or retirement.

Performance-based awards may be paid in cash, shares or a combination of both, as determined by the Compensation Committee at the time of making an award.

Restricted Stock and Restricted Stock Unit Awards.    The Compensation Committee may grant shares of restricted common stock with or without payment of consideration by the recipient, or may grant restricted stock units. The Compensation Committee will determine whether restricted stock units will be paid in cash, our common stock or a combination thereof. All or part of any restricted stock or restricted stock unit award may be subject to conditions and restrictions, which the Compensation Committee will specify. There will be a restriction period of at least three years’ duration on stock and unit awards, unless the vesting of such awards is contingent on the attainment of performance goals, in which case the restriction period must be at least one year. The Compensation Committee may specify that the restriction period will lapse in the event of the recipient’s termination of employment as a result of death, disability or retirement. In addition, the Compensation Committee may provide for a shorter restriction period if it determines in its sole discretion that an award of restricted stock or restricted stock units is made in lieu of cash compensation (including without limitation cash bonus compensation).

Dividend Equivalent Unit Awards.    The Compensation Committee may grant awards of dividend equivalent units, either alone or in tandem with other awards, but only if the Board of Directors has declared a dividend on our Class A common stock. A dividend equivalent unit gives the recipient the right to receive a current or deferred payment equal to the dividends paid on one or more shares of our common stock as the Compensation Committee specifies.

Payment of Directors’ Fees In Securities.    Subject to any restrictions the Board imposes, a non-employee director may elect to receive stock options in lieu of all or any portion of the director’s annual retainer payment from the company. These options will be issued under and subject to the terms of the 2004 Plan. The number of options to be issued in connection with such an election by a director will be four times the amount of the cash compensation divided by the closing price of our Class A common stock on the date the cash compensation would otherwise have been paid to the director.

Change of Control

The Compensation Committee may determine, in its discretion, whether an award issued under the 2004 Plan will become vested or payable, either in whole or in part, upon a change of control of the company (as defined in the 2004 Plan). In addition, each holder of an option or stock appreciation right, and each holder of shares received under a restricted stock award, restricted stock unit award, performance award or dividend equivalent award, if any, that vested or became payable as a result of the change of control, may have the right for a period of 30 days following the change of control to surrender the award or shares for a cash payment equal to:

•	in the case of an option or stock appreciation right, the difference between the higher of the fair market value of a share of our Class A common stock on the date of surrender or the date of the change of control, and the grant or exercise price of the award; and

•	in the case of shares, the higher of the fair market value of a share of our Class A common stock on the date of surrender or the date of the change of control.

The Compensation Committee may also cancel any options or stock appreciation rights that are not exercised or surrendered during the 30-day period described above.

The provisions of the 2004 Plan governing the ability of participants to surrender awards upon a change of control for a cash payment will also apply to awards made under the 2000 Plan. Accordingly, upon approval of the 2004 Plan, the 2000 Plan will be deemed amended to incorporate these change of control provisions.

Transferability of Awards

Awards granted under the 2004 Plan are not transferable, other than by will or pursuant to state intestate laws, unless the Committee otherwise approves a transfer.

Foreign Participation

The Compensation Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom regarding awards granted to participants employed in foreign countries. In addition, the Compensation Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2004 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Compensation Committee approves for purposes of using the 2004 Plan in a foreign country will not affect the terms of the 2004 Plan for use in any other country.

Awards

All awards which may be granted under the 2004 Plan are discretionary, and no awards have been granted to date under the 2004 Plan. The Compensation Committee has not considered specific awards to be made under the 2004 Plan; therefore, the number of shares that will be covered by any awards or the individuals to whom awards will be made cannot be determined at this time.

Amendments

The Board or Compensation Committee may alter, amend, suspend or discontinue the 2004 Plan at any time, but no such action may be taken without stockholder approval if such approval is required by law or listing requirements, or if such action increases the number of shares that may be issued under the 2004 Plan or the annual award limits, or eliminates the prohibition on stock option repricing. The Compensation Committee may alter or amend awards under the 2004 Plan, but no such action may be taken without the consent of the participant if it would materially adversely affect an outstanding award, and no such action may be taken without prior stockholder approval if it would result in repricing a stock option to a lower exercise price other than to reflect a capital adjustment of our stock, such as a stock split. The company never repriced options in the past.

Term of Plans

If our stockholders approve Proposal 3, the 2004 Plan will become effective as of May 26, 2004, and will remain in effect until May 25, 2014, unless it is terminated earlier by the Board or the Compensation Committee. As mentioned previously, no new awards will be made under the 2000 Plan if our stockholders approve the 2004 Plan, although the 2000 Plan will continue in effect for purposes of administering awards outstanding under such plan.

Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences under current law of incentive stock options and non-qualified stock options, which are authorized for grant under the 2004 Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the 2004 Plan or tax consequences based on particular circumstances. The tax consequences may vary if options are granted outside the United States.

Incentive Stock Options.    An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Internal Revenue Code Section 422. Option holders who dispose of the shares acquired under an incentive stock option after two years following the date the option was granted and after one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies such holding periods upon a sale of the shares, the company will not be entitled to any deduction for federal income tax purposes. If an option holder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the option holder upon the disqualifying disposition of the shares generally will result in a deduction by the company for federal income tax purposes.

Non-Qualified Stock Options.    Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the company with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant. The company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified stock option.

Other Considerations.    The Internal Revenue Code allows publicly-held corporations to deduct compensation in excess of $1 million paid to the corporation’s chief executive officer and its four other most highly compensated executive officers in office at the end of the tax year if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. We intend for compensation arising from grants of awards under the 2004 Plan which are based on performance goals, including stock options and stock appreciation rights granted at fair market value, to be deductible by us as performance-based compensation not subject to the $1 million limitation on deductibility.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to adopt the 2004 Plan.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board has appointed the firm of McGladrey & Pullen, LLP to act as our independent auditor for the fiscal year ending December 31, 2004, and has directed that such appointment be submitted to our stockholders for ratification at the 2004 Annual Meeting. McGladrey & Pullen, LLP is considered by our management to be well qualified. If the stockholders do not ratify the appointment of McGladrey & Pullen, LLP, the Board will reconsider the appointment.

Audit and Other Fees

The following table summarizes the fees charged by McGladrey & Pullen LLP, and its affiliate RSM McGladrey, Inc., for certain services rendered to the company and its subsidiaries during 2002 and 2003:

	Amount Billed and Paid
Type of Fee	Fiscal Year 2002	Fiscal Year 2003
Audit (1)	$738,000	$694,000
Audit Related (2)	699,000	280,000
Tax (3)	603,000	543,000
All Other (4)	168,000	—
Total	$2,208,000	$1,517,000

(1)	Represents aggregate fees charged by McGladrey & Pullen for annual audits and quarterly reviews.
(2)	Represents aggregate fees charged by McGladrey & Pullen for assurance and related services that are reasonably related to the performance of the audit and are not reported as audit fees. These services included audits of employee benefit plans, consultations regarding Sarbanes-Oxley Act requirements, various SEC filings and the implementation of new accounting requirements.
(3)	Represents aggregate fees charged by RSM McGladrey for professional services for tax compliance and preparation, tax consulting and advice, and tax planning.
(4)	Represents aggregate fees charged by McGladrey & Pullen or RSM McGladrey for products and services other than those services previously reported. These services consisted of financial systems design and implementation provided by RSM McGladrey.

The Audit Committee determined that RSM McGladrey, Inc.’s provision of non-audit related services in exchange for fees in the 2003 fiscal year was compatible with maintaining McGladrey & Pullen, LLP’s independence.

Representatives of McGladrey & Pullen, LLP will be present at the 2004 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to ratify the appointment of McGladrey & Pullen, LLP as our independent auditor for the fiscal year ending December 31, 2004.

MANAGEMENT

The following sets forth the names, positions and ages of our executive officers as of April 6, 2004:

Name	Position	Age
Walter F. Ulloa	Chairman and Chief Executive Officer	55
Philip C. Wilkinson	President, Chief Operating Officer and Director	47
John F. DeLorenzo	Executive Vice President, Treasurer and Chief Financial Officer	45
Jeffery A. Liberman	President, Radio Division	45

Background

Walter F. Ulloa.    Mr. Ulloa has been our Chairman and Chief Executive Officer since the company’s inception in 1996. See, “Proposal 1—Election of Class A/B Directors” for additional biographical information on Mr. Ulloa.

Philip C. Wilkinson.    Mr. Wilkinson has been our President and Chief Operating Officer since the company’s inception in 1996. See, “Proposal 1—Election of Class A/B Directors” for additional biographical information on Mr. Wilkinson.

John F. DeLorenzo.    Mr. DeLorenzo has been our Executive Vice President, Chief Financial Officer and Treasurer since December 2002. Mr. DeLorenzo has over 20 years of financial management experience, primarily serving companies in the media and real estate industries. Prior to joining us, Mr. DeLorenzo served as a media investment banking consultant. In 1999, Mr. DeLorenzo served as Executive Vice President and Chief Financial Officer of television broadcaster Paxson Communications. From 1996 to 1999, Mr. DeLorenzo was the owner of Trenwest Development LLC, a residential real estate company. From 1988 to 1996, he was Executive Vice President and Chief Financial Officer of Act III Communications, a broadcasting, publishing and movie theater exhibition holding company.

Jeffery A. Liberman.    Mr. Liberman, the President of our Radio Division since May 2001, has been involved in the management and operation of Spanish-language radio stations since 1974. From 1992 until our acquisition of Latin Communications Group Inc. in April 2000, Mr. Liberman was responsible for operating Latin Communications Group’s 17 radio stations in California, Colorado, New Mexico and Washington D.C.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 22, 2004 by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our directors;

•	our Chief Executive Officer and each of our four other most highly-compensated executive officers serving as such as of December 31, 2003 whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities to the company and our subsidiaries (such individuals are hereafter referred to as the “Named Executive Officers”); and

•	all of our directors and Named Executive Officers as a group.

Because our Class B and Class C common stock and Series A preferred stock can be converted into Class A common stock at any time, we are presenting the information below based on such conversions.

Name and Address of Beneficial Owner(1)	Class of Shares	Shares of Common Stock Beneficially Owned Number		Percent(2)
More than 5% Stockholders(3)
Goldman Sachs Asset Management, L.P.(4)	A	9,300,763		7.16%
TSG Capital Group(5)	A	9,242,164		7.11%
Franklin Resources, Inc.(6)	A	8,978,596		6.91%

Directors and Executive Officers
Walter F. Ulloa	A	458,805	(7)	*
	B	11,489,365	(8)	8.84%
Philip C. Wilkinson	A	460,350	(9)	*
	B	11,489,365	(10)	8.84%
John F. DeLorenzo	A	40,109	(11)	*
Jeffery A. Liberman	A	143,194	(12)	*
Glenn Emanuel	A	419,233	(13)	*
Paul A. Zevnik	A	124,957	(14)	*
	B	4,699,803	(15)	3.62%
Darryl B. Thompson	A	9,332,032	(16)	7.18%
Michael S. Rosen	A	166,093	(17)	*
Esteban E. Torres	A	71,613	(18)	*
Patricia Diaz Dennis	A	45,000	(19)	*
Jesse Casso, Jr.(20)	—	—		—
All directors and Named Executive Officers as a group (11 persons)	A	11,261,386		8.56%
	B	27,678,533		21.30%

*	Represents beneficial ownership of less than 1%.
(1)	Unless otherwise noted, the address for each person is c/o Entravision Communications Corporation, 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404.
(2)

Percentage ownership is based on 129,958,178 shares of common stock outstanding on March 22, 2004 (assuming conversion of all outstanding shares of Class B common stock and Series A and Series U preferred stock, all of which may be converted into Class A common stock within 60 days). Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)	Does not include Univision, which currently holds all 369,266 shares of our Series U preferred stock. The Series U preferred stock is non-voting, and therefore Univision itself does not appear in the table as an owner of voting securities. However, because the Series U preferred stock is convertible into Class A common stock upon the disposition by Univision of the Series U preferred stock, those shares of Class A common stock issuable upon conversion of the Series U preferred stock are included as issued and outstanding for purposes of computing percentages herein. For more information on the terms of the Series U preferred stock, including the terms and conditions under which it may be converted into Class A common stock, please see “Proposal 2—Amendment and Restatement of Certificate of Incorporation” above.
(4)	Information regarding this beneficial owner has been obtained solely from a review of the Schedule 13G, including any amendments thereto, filed by such person with the SEC. The address for Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005.
(5)	TSG Capital Group consists of TSG Capital Fund II, L.P., TSG Capital Fund III, L.P., TSG Associates II Inc. and TSG Associates III, LLC. The address for each of these entities is 177 Broad Street, 12th Floor, Stamford, Connecticut 06901. Includes 5,865,102 shares of Class A common stock reserved for issuance upon conversion of Series A preferred stock held by TSG Capital Fund III, L.P. Voting and investment power over the shares held by TSG Capital Group are shared by Cleveland A. Christophe, Mark D. Inglis and Darryl B. Thompson.
(6)	Information regarding this beneficial owner has been obtained solely from a review of the Schedule 13G, including any amendments thereto, filed by such person with the SEC. The address for Franklin Resources, Inc. is One Franklin Parkway, San Mateo, California 94403.
(7)	Consists of 425 shares held by Ms. Alexandra Seros (Mr. Ulloa’s spouse), 2,130 shares held by Mr. Ulloa personally and an option to purchase 456,250 shares of Class A common stock.
(8)	Consists of 889,848 shares held by The Walter F. Ulloa Irrevocable Trust of 1996 and 10,599,517 shares held by Mr. Ulloa personally.
(9)	Consists of 4,100 shares held by Mr. Wilkinson personally and an option to purchase 456,250 shares of Class A common stock.
(10)	Consists of 9,424,800 shares held by The 1994 Wilkinson Family Trust, 889,848 shares held by The 1994 Wilkinson Children’s Gift Trust and 1,174,717 shares held by Mr. Wilkinson personally.
(11)	Consists of 2,609 shares held by Mr. DeLorenzo personally and an option to purchase 37,500 shares of Class A common stock held by the DeLorenzo 2002 Family Trust.
(12)	Consists of 3,194 shares held by Mr. Liberman personally and an option to purchase 140,000 shares of Class A common stock.
(13)	Consists of 286,733 shares held by Mr. Emanuel personally and an option to purchase 132,500 shares of Class A common stock. Mr. Emanuel’s employment with the company ended in February 2004.
(14)	Consists of 13,821 shares held by The Paul A. Zevnik Irrevocable Trust of 1996 and an option to purchase 111,136 shares of Class A common stock.
(15)	Consists of 800,666 shares held by The Paul A. Zevnik Irrevocable Trust of 1996, 761,553 shares held by The Zevnik Family L.L.C. and 3,137,584 shares held by Mr. Zevnik personally.
(16)	Consists of 9,242,164 shares held by TSG Capital Group (see footnote 5 above) and an option to purchase 89,868 shares of Class A common stock. Mr. Thompson is a principal in each of the TSG Capital Group entities. Mr. Thompson may be deemed to exercise voting and investment power over such shares. Mr. Thompson disclaims beneficial ownership of such shares, except to the extent of his proportionate interest therein.
(17)	Consists of 76,500 shares held by LJ Holdings, L.L.C. and an option to purchase 89,593 shares of Class A common stock.
(18)	Consists of an option to purchase 71,613 shares of Class A common stock.
(19)	Consists of an option to purchase 45,000 shares of Class A common stock.
(20)	Mr. Casso joined the Board in December 2003.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table sets forth certain information regarding the compensation earned during the last three fiscal years by the Named Executive Officers:

Summary Compensation Table

	Year	Annual Compensation(1)						Long-Term Compensation
Securities Underlying Options
Name and Principal Position		Salary			Bonus
Walter F. Ulloa Chairman and Chief Executive Officer	2003 2002 2001	$ $ $	710,417 692,167 620,833	(2) (4) (5)	$ $ $	225,000 — 833,260	(3) (6)	125,000 250,000 —

Philip C. Wilkinson President and Chief Operating Officer	2003 2002 2001	$ $ $	710,417 692,167 620,833	(2) (4) (5)	$ $ $	225,500 — 833,260	(3) (6)	125,000 250,000 —

John F. DeLorenzo(7) Chief Financial Officer	2003 2002 2001	$ $	360,000 30,000 N/A		$ $	— — N/A		— 150,000 N/A

Jeffery A. Liberman(8) President, Radio Division	2003 2002 2001	$ $ $	330,000 300,000 275,000		$ $ $	100,000 — 112,500	(3) (6)	50,000 75,000 —

Glenn Emanuel President, Outdoor Division	2003 2002 2001	$ $ $	251,250 225,000 225,000	(9)	$ $ $	10,000 — 75,000	(10) (6)	20,000 75,000 —

(1)	Excludes perquisites and other personal benefits, securities or property which aggregate the lesser of $50,000 or 10% of the total of annual salary and bonus.
(2)	Salary was $700,000 per annum through July 31, 2003, and was increased to $725,000 per annum effective August 1, 2003. Although salary was scheduled to increase to $750,000 per annum effective August 1, 2003 pursuant to the terms of his employment agreement, this executive officer voluntarily elected to forego the full salary increase.
(3)	Represents bonus earned in 2002 and paid in 2003.
(4)	Salary was $650,000 per annum through July 31, 2002, and was increased pursuant to the terms of his employment agreement to $700,000 per annum effective August 1, 2002.
(5)	Salary was $600,000 per annum through July 31, 2001, and was increased pursuant to the terms of his employment agreement to $650,000 per annum effective August 1, 2001.
(6)	Represents bonus earned in 2000 and paid in 2001.
(7)	Mr. DeLorenzo became our Executive Vice President, Chief Financial Officer and Treasurer in December 2002.
(8)	Mr. Liberman was appointed as President of our Radio Division in May 2001.
(9)	Salary was $225,000 per annum through May 11, 2003, and was increased to $260,000 per annum effective May 12, 2003.
(10)	Represents bonus earned and paid in 2003 pursuant to the terms of his employment agreement for exceeding established goals based on EBITDA as adjusted.

Option Grants in Last Fiscal Year

The following table sets forth information concerning the stock option grants made to each of the Named Executive Officers during the 2003 fiscal year. No stock appreciation rights were granted to any of the Named Executive Officers during the 2003 fiscal year.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal 2003	Exercise or Base Price Per Share	Expiration Date
Name					5%	10%
Walter F. Ulloa	125,000	7.4%	$6.49	4/16/13	$510,000	$1,292,500
Philip C. Wilkinson	125,000	7.4%	$6.49	4/16/13	$510,000	$1,292,500
John F. DeLorenzo	—	—	—	—	—	—
Jeffery A. Liberman	50,000	2.9%	$6.49	4/16/13	$204,000	$517,000
Glenn Emanuel	20,000	1.2%	$6.49	4/16/13	$81,600	$206,800

(1)	There can be no assurance provided to any executive officer or any other holder of our securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% compounded annual rates or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

Fiscal Year-End Option Values

No options were exercised by any of the Named Executive Officers during the 2003 fiscal year. No stock appreciation rights were exercised by any of the Named Executive Officers during the 2003 fiscal year. The following table sets forth the number of shares of our Class A common stock subject to exercisable and unexercisable stock options which the Named Executive Officers held at the end of the 2003 fiscal year.

	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
Name	Exercisable	Non-Exercisable	Exercisable	Non-Exercisable
Walter F. Ulloa	362,500	512,500	$3,125	$585,625
Philip C. Wilkinson	362,500	512,500	$3,125	$585,625
John F. DeLorenzo	37,500	112,500	$46,500	$139,500
Jeffery A. Liberman	108,750	166,250	$938	$233,313
Glenn Emanuel	108,750	136,250	$938	$95,013

Equity Compensation Plan Information for 2003

The following table sets forth information regarding outstanding options and shares reserved for future issuance under our equity compensation plan as of December 31, 2003:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders:
Incentive Stock Plans(1)	7,789,000		$12.51		2,543,000
Employee Stock Purchase Plan	N/A	(2)	N/A	(2)	1,578,000
Equity compensation plans not approved by security holders	—		—		—
Total	7,789,000		$12.51		4,121,000

(1)	Represents information with respect to the 2000 Omnibus Equity Incentive Plan. No options, warrants or rights have been issued other than pursuant to this plan.
(2)	The company maintains an employee stock purchase plan that permits full-time employees to have payroll deductions made to purchase shares of the company’s Class A common stock during specified purchase periods. The purchase price is the lower of 85% of (1) the fair market value per share of the company’s Class A common stock on the last business day before the purchase period begins and (2) the fair market value per share of the company’s Class A common stock on the last business day of the purchase period. Consequently, the price at which shares will be purchased for the purchase period currently in effect is not known.

EMPLOYMENT AGREEMENTS

Agreement with Walter F. Ulloa.    In August 2000, we entered into a five-year employment agreement with Mr. Ulloa pursuant to which he serves as our Chairman and Chief Executive Officer. The agreement provides for a base salary of $600,000 per year, with an annual increase of $50,000 per year. Although Mr. Ulloa’s salary was scheduled to increase to $750,000 per year effective August 1, 2003 pursuant to the terms of the agreement, Mr. Ulloa voluntarily elected to forego the full salary increase, and his salary instead increased to $725,000 per year effective on that date. Under the terms of the agreement, Mr. Ulloa is eligible to receive a cash bonus equal to: (i) 75% of his then-current base salary if our annual growth rate of earnings before interest, taxes, depreciation and amortization, as adjusted (pro forma as defined by our Compensation Committee) (“EBITDA as adjusted”), exceeds 20% over the previous year, 63% of his then-current base salary if EBITDA as adjusted growth rate exceeds 17% over the previous year and 50% of his then-current base salary if EBITDA as adjusted growth rate exceeds 14% over the previous calendar year; and (ii) up to an additional 25% of his then-current base salary in the discretion of our Compensation Committee.

If Mr. Ulloa’s employment is terminated by us without cause, by Mr. Ulloa for good reason or in connection with a change of control, he will be entitled to receive all accrued salary and bonuses through the date of termination, plus an amount equal to the greater of the sum of three times his then-current base salary plus three times his then-current maximum bonus or his salary or bonuses for the remainder of the term of his employment agreement, plus a continuation of all benefit coverages for a period of two years. In addition, upon any such termination event, all stock options then held by Mr. Ulloa will accelerate and become immediately exercisable, and any restrictions on restricted stock held by Mr. Ulloa shall lapse.

Agreement with Philip C. Wilkinson.    In August 2000, we entered into a five-year employment agreement with Mr. Wilkinson pursuant to which he serves as our President and Chief Operating Officer. The agreement provides for a base salary of $600,000 per year, with an annual increase of $50,000 per year. Although Mr. Wilkinson’s salary was scheduled to increase to $750,000 per year effective August 1, 2003 pursuant to the terms of the agreement, Mr. Wilkinson voluntarily elected to forego the full salary increase, and his salary instead increased to $725,000 per year effective on that date. Under the terms of the agreement, Mr. Wilkinson is eligible to receive a cash bonus equal to: (i) 75% of his then-current base salary if EBITDA as adjusted exceeds 20% over the previous year, 63% of his then-current base salary if EBITDA as adjusted growth rate exceeds 17% over the previous year and 50% of his then-current base salary if EBITDA as adjusted growth rate exceeds 14% over the previous calendar year; and (ii) up to an additional 25% of his then-current base salary in the discretion of our Compensation Committee.

If Mr. Wilkinson’s employment is terminated by us without cause, by Mr. Wilkinson for good reason or in connection with a change of control, he will be entitled to receive all accrued salary and bonuses through the date of termination, plus an amount equal to the greater of the sum of three times his then-current base salary plus three times his then-current maximum bonus or his salary or bonuses for the remainder of the term of his employment agreement, plus a continuation of all benefit coverages for a period of two years. In addition, upon any such termination event, all stock options then held by Mr. Wilkinson will accelerate and become immediately exercisable, and any restrictions on restricted stock held by Mr. Wilkinson shall lapse.

Agreement with John F. DeLorenzo.    In December 2002, we entered into a three-year employment agreement with Mr. DeLorenzo, pursuant to which he serves as our Executive Vice President and Chief Financial Officer. The agreement provides for a base salary of $360,000 per year in the first year, with an annual 5% increase per year thereafter. In addition, Mr. DeLorenzo is eligible to receive a discretionary annual bonus of up to 50% of his base salary. He is also eligible for grants of stock options under the company’s equity incentive plans. Under the terms of his employment agreement, Mr. DeLorenzo received an initial grant of an option to acquire 150,000 shares in connection with his employment, vesting in equal installments over four years.

If Mr. DeLorenzo’s employment is terminated by us without cause or by Mr. DeLorenzo for good reason (including a change of control of our company), he will be entitled to receive all accrued salary and benefits through the date of termination, any discretionary bonus that is approved by the Compensation Committee and a severance payment equal to six months of his then-current base salary. If Mr. DeLorenzo’s employment is terminated by us for cause, he will only be entitled to receive accrued salary and benefits through the date of termination and shall be ineligible for any bonus.

Agreement with Jeffery A. Liberman.    In January 2004, we entered into a three-year employment agreement with Mr. Liberman, pursuant to which he serves as the president of our radio division. This agreement replaces a 42-month agreement we entered into with Mr. Liberman in December 2000 and amended in March 2001. The current agreement provides for a base salary of $339,900 per year in the first year, which may be increased in the discretion of the Compensation Committee in future years of the agreement. In addition, Mr. Liberman is eligible to receive a discretionary annual bonus of up to 50% of his base salary. He is also eligible for grants of stock options under the company’s equity incentive plans.

If Mr. Liberman’s employment is terminated by us without cause or by Mr. Liberman for good reason (including a change of control of our company), he will be entitled to receive all accrued salary and benefits through the date of termination, any discretionary bonus that is approved by the Compensation Committee and a severance payment equal to one year of his then-current base salary. If Mr. Liberman’s employment is terminated by us for cause, he will only be entitled to receive accrued salary and benefits through the date of termination and shall be ineligible for any bonus.

Agreement with Glenn Emanuel.    In April 2003, we entered into an employment agreement with Mr. Emanuel, pursuant to which he served “at will” as the president of our outdoor division during 2003. The agreement provided for a base salary of $260,000 per year. In addition, Mr. Emanuel was eligible to receive a bonus of $10,000 per quarter, and an additional $15,000 per year, for the outdoor division’s achieving 115% of established goals based on EBITDA as adjusted. Unless Mr. Emanuel’s employment was terminated by us for just cause, Mr. Emanuel was entitled to receive $260,000 payable in one lump sum or monthly over 12 months. Mr. Emanuel’s employment with the company ended in February 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Univision.    Univision currently owns approximately 28% of our common stock on a fully converted basis. In connection with its merger with Hispanic Broadcasting Corporation, in September 2003 Univision exchanged all of its shares of our Class A and Class C common stock that it previously owned, consisting of 14,943,231 shares of Class A common stock and 21,983,392 shares of Class C common stock, for 369,266 shares of newly-created Series U convertible preferred stock. Univision is the only holder of our issued and outstanding Series U preferred stock. In addition, we intend to exercise our right to convert the Series U preferred stock into shares of our new Class U common stock. For additional information about this exchange, the rights and preferences of our Series U preferred stock and the anticipated conversion thereof, please see “Proposal 2—Amendment and Restatement of Certificate of Incorporation” above.

Also in connection with Univision’s merger with Hispanic Broadcasting Corporation, our company received a third-party information request from DOJ during 2002. In 2003, Univision reimbursed us an aggregate of $2 million to cover legal and other costs that our company incurred in responding to that information request.

We entered into various transactions with Univision during 2003. In January 2003, we acquired five low-power television stations in Santa Barbara, California, from Univision for an aggregate purchase price of approximately $2.5 million. In November 2003, we entered into a definitive agreement to sell our radio station in Fresno, California, to Univision for approximately $8 million. This transaction closed in February 2004. Each of these transactions was entered into subsequent to engaging in arms-length negotiations.

In October 2003, Univision extended until December 2005 the term of our existing Marketing and Sales Agreement with Univision. Under that agreement, we perform various services for Univision’s TeleFutura stations in Tampa, Orlando, Washington, D.C. and Boston, including promotion and marketing, the sale of local spot advertising and the collection of accounts receivable generated from all local spot and national spot advertising.

Also, pursuant to our Univision network affiliation agreements, Univision acts as our national advertising sales representative for our television stations affiliated with Univision’s primary network and Univision’s TeleFutura Network.

Voting Agreement.    We have entered into the Voting Agreement with Messrs. Ulloa, Wilkinson, and Zevnik. This agreement, dated effective as of August 3, 2000, will remain in effect with respect to each of Messrs. Ulloa, Wilkinson and Zevnik as long as each individual owns 30% of his initial Class B shares. Pursuant to the Voting Agreement, Messrs. Ulloa, Wilkinson and Zevnik have agreed to vote all shares held by them in favor of the election of Messrs. Ulloa, Wilkinson, Zevnik and Thompson as Class A/B Directors. On matters other than the election of directors, Mr. Zevnik has further agreed to cast his votes in the same manner as both Messrs. Ulloa and Wilkinson, solely in instances when both Messrs. Ulloa and Wilkinson vote either affirmatively or negatively. In any instance in which Messrs. Ulloa and Wilkinson vote their shares in different manners, Mr. Zevnik is free to vote his shares as he chooses.

Transactions with Walter F. Ulloa.    Mr. Ulloa is a director, officer and principal stockholder of LATV, LLC, which entered into two separate trade agreements with our company during 2003 valued at an aggregate of approximately $80,000. We received market rates in arms-length transactions for the advertising traded pursuant to these agreements.

Transactions with Glenn Emanuel.    In August 1997, Mr. Emanuel executed a promissory note in favor of an affiliate of the company in the principal amount of $198,315 with an interest rate of 9.75% per year. Mr. Emanuel used the loan to purchase shares of such affiliate’s common and preferred stock. The loan is secured by the 285,253 shares of Class A common stock received by Mr. Emanuel in connection with our acquisition of Z-Spanish Media. In July 2002, the maturity date of the loan was extended to August 29, 2004. As of December 31, 2003, the outstanding balance of principal and interest under the loan was approximately $332,000, including accrued interest.

Registration Rights.    We entered into an investor rights agreement with all of the holders of restricted stock at the time of our initial public offering and with the former stockholders of Z-Spanish Media, including Mr. Emanuel, that received our stock in connection with our acquisition of Z-Spanish Media. The investor rights agreement provides these stockholders with rights to require us to register their stock with the SEC upon certain conditions.

Transactions with TSG Entities and Darryl B. Thompson.    Darryl B. Thompson, one of our directors, is an equityholder, officer and director of TSG Capital Fund II, L.P., TSG Capital Fund III, L.P., TSG Associates II, Inc. and TSG Associates III, L.P.

In April 2000, TSG Capital Fund III, L.P. invested $90 million in our predecessor company in the form of a convertible subordinated note. The note automatically converted at the closing of our initial public offering into 5,865,102 of Series A preferred stock. In connection with our acquisition of Z-Spanish Media, TSG Capital Fund II, L.P., TSG Capital Fund III, L.P. and their affiliates received approximately $169 million in cash and 3,552,902 shares of Class A common stock.

We have also entered into an investor rights agreement with TSG Capital Fund III, L.P. that provides TSG Capital Fund III, L.P. with rights to require us to register its shares of Series A preferred stock (upon conversion into Class A common stock) with the SEC upon certain conditions. Mr. Thompson is a principal of TSG Capital Fund III, L.P.

Mr. Thompson is also a director and, indirectly, a principal stockholder, of Telscape Communications, Inc., which purchased advertising time for approximately $220,000 on certain of our television stations during 2003. We received market rates for this sale in an arms-length transaction.

REPORT OF COMPENSATION COMMITTEE

The following Report of the Compensation Committee and the Performance Graph that follows do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this report or the performance graph by reference therein.

The Compensation Committee has furnished this report on executive compensation for the 2003 fiscal year.

The Compensation Committee has the authority to review and determine the salaries and bonuses of senior executive officers of the company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to all of the company’s employees under the 2000 Plan and, if approved by our stockholders, the 2004 Plan.

The Compensation Committee believes that the compensation programs for the company’s executive officers should reflect the company’s performance and the value created for the company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the company, reward individual contribution to the company’s success and align the interests of the company’s officers with the interests of its stockholders. The company is engaged in a very competitive industry, and the company’s success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

The principal factors that were taken into account in establishing each executive officer’s compensation package for the 2003 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

Chief Executive Officer Compensation.    In August 2000, the company entered into a five-year employment agreement with Walter Ulloa. For 2003, the agreement provides for a base salary of $700,000 per year through July 31, 2003. Although Mr. Ulloa’s salary was scheduled to increase to $750,000 per year effective August 1, 2003 pursuant to the terms of the agreement, Mr. Ulloa voluntarily elected to forego the full salary increase, and his salary instead increased to $725,000 per year effective on that date. Under the terms of the agreement, Mr. Ulloa is also eligible to receive a cash bonus equal to (i) a percentage of his then-current base salary up to a maximum of 75% based upon the company’s growth rate of EBITDA as adjusted and (ii) up to an additional 25% of his then-current base salary in the discretion of the Compensation Committee (see “Employment Agreements”). Although he earned a guaranteed bonus based on the company’s growth of EBITDA as adjusted in 2003, Mr. Ulloa asked that the Compensation Committee not consider granting a discretionary bonus to him for 2003.

Other Senior Executive Officer Compensation.    In August 2000, the company entered into a five-year employment agreement with Philip Wilkinson. For 2003, the agreement provides for a base salary of $700,000 per year through July 31, 2003. Although Mr. Wilkinson’s salary was scheduled to increase to $750,000 per year effective August 1, 2003 pursuant to the terms of the agreement, Mr. Wilkinson voluntarily elected to forego the full salary increase, and his salary instead increased to $725,000 per year effective on that date. Under the terms of the agreement, Mr. Wilkinson is also eligible to receive a cash bonus equal to (i) a percentage of his then-current base salary up to a maximum of 75% based upon the company’s growth rate of EBITDA as adjusted and (ii) up to an additional 25% of his then-current base salary in the discretion of the Compensation Committee (see “Employment Agreements”). Although he earned a guaranteed bonus based on the company’s growth of EBITDA as adjusted in 2003, Mr. Wilkinson asked that the Compensation Committee not consider granting a discretionary bonus to him for 2003.

Base salaries for each of Messrs. DeLorenzo, Liberman and Emanuel were also established pursuant to the terms of their respective employment agreements. Annual bonuses, if any, for senior executive officers other than Messrs. Ulloa and Wilkinson are recommended by Messrs. Ulloa and Wilkinson and reviewed and approved by the Compensation Committee. The factors considered in setting bonus compensation for senior executive officers in 2003 included overall corporate and segment performance, review of the salary levels for comparable positions at peer group companies, the individual’s personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual.

Compliance with Code Section 162(m).    Section 162(m) of the Code disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance based. Non-performance based compensation paid to the company’s executive officers for the 2003 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the company’s executive officers for the 2003 fiscal year will exceed that limit. Because it is unlikely that the cash compensation payable to any of the company’s executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the company’s executive officers. The Compensation Committee will reconsider this decision should the individual cash non-performance based compensation of any executive officer ever approach the $1 million level.

The Board did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 2003 fiscal year. It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the company’s performance and the interests of the company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long term.

Submitted by the Compensation Committee:

Darryl B. Thompson

Michael S. Rosen

PERFORMANCE GRAPH

The following graph, which was produced by Research Data Group, Inc., depicts our monthly performance for the period from August 2, 2000 (our initial trading date on the NYSE) through December 31, 2003, as measured by total stockholder return on our Class A common stock compared with the total return of the S&P 500 Index and the S&P Broadcasting & Cable TV Index. Upon request, we will furnish to stockholders a list of the component companies of such indices.

Note: We caution that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN*

AMONG ENTRAVISION COMMUNICATIONS CORPORATION, THE S&P 500 INDEX

AND THE S&P BROADCASTING & CABLE TV INDEX

	Cumulative Total Return
	8/2/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02
Entravision Communications Corporation	100.00	105.30	111.36	60.00	74.55	51.82	72.42	89.70
S&P 500	100.00	100.60	92.73	81.74	86.52	73.82	81.71	81.94
S&P Broadcasting and Cable TV	100.00	94.26	88.90	93.47	101.92	72.87	85.01	81.11

		6/02	9/02	12/02	3/03	6/03	9/03	12/03
Entravision Communications Corporation		74.24	80.30	60.48	32.73	68.79	57.58	67.27
S&P 500		70.96	58.70	63.65	61.65	71.14	73.02	81.91
S&P Broadcasting and Cable TV		56.24	52.69	56.08	62.52	69.44	68.95	77.15

*	Assumes $100 invested on August 2, 2000 in stock or index, including reinvestment of dividends.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A common stock and our other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us, or written representation from certain reporting persons that no Form 5s were required for those persons, we believe that all reporting requirements under Section 16(a) for the 2003 fiscal year were met in a timely manner by our directors, executive officers and greater than 10% beneficial owners.

REPORT OF AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein, and shall not be deemed to be soliciting material or otherwise deemed filed under either such Act.

The Audit Committee is currently composed of four independent directors. The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board.

The Audit Committee operates under a written charter, which was originally adopted by the Board on July 24, 2000, and was amended on December 7, 2001 and amended and restated on April 15, 2004. A copy of the current version of the Audit Committee Charter is attached as Appendix A to this proxy statement. The Board and the Audit Committee believe that the Audit Committee Charter complies with the current standards set forth in SEC regulations and the rules of the NYSE. There may be further action by the SEC and the NYSE during the current year on several matters that affect all audit committees. The Board and the Audit Committee continue to follow closely further developments by the SEC and the NYSE in the area of the functions of audit committees and will make additional changes to the Audit Committee Charter and the policies of the Audit Committee as required or advisable as a result of these new rules and regulations.

The Audit Committee’s primary duties and responsibilities are:

•	engage the company’s independent auditor;

•	monitor the independent auditor’s independence, qualifications and performance;

•	pre-approve all audit and non-audit services;

•	monitor the integrity of the company’s financial reporting process and internal controls system;

•	provide an open avenue of communication among the independent auditor, financial and senior management of the company and the Board; and

•	monitor the company’s compliance with legal and regulatory requirements.

The company has formed an internal management group, reporting to the Chief Executive Officer and the Audit Committee, that is charged with guiding the company in meeting the various requirements of Section 404 of the Sarbanes-Oxley Act of 2002. The company has also hired personnel, and will consider hiring additional personnel as appropriate, to perform internal audit functions in accordance with the rules and regulations of the NYSE.

Management is responsible for the company’s internal controls and the financial reporting process. The company’s independent auditor is responsible for performing an independent audit of the company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. The Audit Committee met ten times during 2003.

In overseeing the preparation of the company’s financial statements, the Audit Committee met with both management and the company’s outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statements on Auditing Standards No. 61 and 90 (Communication with Audit Committees).

With respect to the company’s outside auditors, the Audit Committee, among other things, discussed with McGladrey & Pullen, LLP matters relating to its independence, including the written disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also reviewed and approved the audit and non-audit fees of that firm and its affiliate, RSM McGladrey, Inc., respectively.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of the company’s audited financial statements in the 10-K for filing with the SEC.

Submitted by the Audit Committee:

Michael S. Rosen

Esteban E. Torres

Patricia Diaz Dennis

Jesse Casso, Jr.

STOCKHOLDER PROPOSALS

From time to time stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. Under the rules of the SEC, to be included in the proxy statement for our 2005 annual meeting of stockholders, proposals must be received by us no later than December 23, 2004.

ANNUAL REPORT ON FORM 10-K

We filed the 10-K with the SEC on March 15, 2004. A copy of the 10-K has been mailed to all stockholders along with this proxy statement. Stockholders may obtain additional copies of the 10-K and the exhibits thereto, without charge, by writing to Michael G. Rowles, our Senior Vice President and General Counsel, at our principal executive offices at 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404.

OTHER MATTERS

Management does not know of any matters to be presented at the 2004 Annual Meeting other than those set forth herein and in the Notice accompanying this proxy statement. If a stockholder vote is necessary to transact any other business at the 2004 Annual Meeting, the proxyholders intend to vote their proxies in accordance with their best judgment related to such business.

It is important that your shares be represented at the 2004 Annual Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the 2004 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Walter F. Ulloa

Chairman and Chief Executive Officer

April 22, 2004

Santa Monica, California

Appendix A

ENTRAVISION COMMUNICATIONS CORPORATION

AUDIT COMMITTEE CHARTER

A.	Purpose.

The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Entravision Communications Corporation, a Delaware corporation (the “Company”), is to assist the Board in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; (iv) the performance of the Company’s internal audit function and independent auditor; (v) conflicts of interest of the Company’s directors and executive officers and the disclosure of any waivers of such conflicts; and (vi) the compliance and ethics programs established from time to time by management and the Board. Consistent with this purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s responsibilities, duties and authority are enumerated in Section E below. The responsibilities and duties of a member of the Committee are in addition to his or her duties as a member of the Board.

B.	Composition.

The Committee shall be comprised of three (3) or more directors as determined by the Board, each of whom shall be independent directors, and each of whom shall meet the audit committee member independence requirements set forth in the rules of The New York Stock Exchange (the “NYSE”) and the rules and regulations of the Securities and Exchange Commission. Unless a chair is elected by the Board, the members of the Committee may designate a chair (the “Chair”) by majority vote of the Committee membership.

As required by the rules of the NYSE, each member of the Committee shall be financially literate, or become so literate within a reasonable period of time after his or her appointment. The Board, in its business judgment, shall make determinations of financial literacy on a case-by-case basis. In addition, at least one (1) member of the Committee shall be deemed by the Board to be an “audit committee financial expert” and shall have had accounting or related financial management expertise as interpreted in the business judgment of the Board. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

C.	Appointment and Removal of Committee Members.

The members of the Committee shall be appointed by the Board annually, or as necessary to fill vacancies, on the recommendation of the Company’s Nominating/Corporate Governance Committee. Each member shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board.

D.	Meetings.

The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management, the Company’s internal auditor (the “Internal Auditor”) and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, either the Committee or its Chair shall meet with the independent auditor and management quarterly to review the Company’s financials consistent with Section E below.

E.	Responsibilities, Duties and Authority.

In furtherance of its purpose, the Committee shall, at a minimum, take the actions enumerated below and shall have the authority provided for in this Section E and elsewhere in this Charter.

Independent Auditor

1.    The Committee, subject to any action that may be taken by the Board, will have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the independent auditor.

2.    The Committee will: (i) review the annual written report from the independent auditor discussing all relationships between the independent auditor and the Company in accordance with Independence Standards Board Standard No. 1 (“ISB 1”) as in effect at that time; (ii) establish a written pre-approval policy and monitor and pre-approve all fees paid to the independent auditor for audit as well as non-audit services; (iii) discuss with the independent auditor any such disclosed relationships and their impact on the independent auditor’s objectivity or independence; and (iv) take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

3.    The Committee will review the annual audit plan of the independent auditor and its scope and obtain and review a report by the independent auditor describing any material issues raised by any inquiry or investigation by governmental or professional authorities regarding an audit by the independent auditor.

4.    The Committee shall serve as the Board’s primary avenue of communication with the independent auditor.

5.    The Committee shall ensure understanding by the independent auditor and management that the independent auditor reports to and is ultimately accountable to the Committee.

6.    The Committee shall provide the opportunity for the independent auditor to meet with the Board as deemed necessary and appropriate by the Committee.

7.    The Committee shall be responsible for the establishment of policies for the Company’s hiring of employees or former employees of the independent auditor and procedures to receive, retain and address complaints regarding accounting, internal accounting controls and auditing matters, including procedures for employees’ anonymous submissions of concerns.

Internal Auditors

8.    The Committee shall serve as the Board’s primary avenue of communication with the Internal Auditor.

9.    The Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the Internal Auditor.

10.    The Committee shall confirm and assure the independence of the Internal Auditor.

11.    The Committee shall review the annual internal audit plan of the Internal Auditor and its scope, and the degree of coordination of this plan with the independent auditor.

12.    The Committee shall review periodically the internal audit activities, staffing and budget.

Financial Statements

13.    The Committee shall inquire of the independent auditor and management as to the acceptability and appropriateness of financial accounting practices and disclosures used or proposed by the Company.

14.    The Committee shall review and discuss with management and the independent auditor prior to releasing the year-end earnings and at the completion of the annual audit examination:

•	the Company’s financial statements and related financial disclosures, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	the independent auditor’s audit of the financial statements and its report;

•	any significant changes in the audit plan;

•	any disputes or difficulties with management encountered during the course of the audit; and

•	any other matters required to be disclosed.

15.    The Committee will review and discuss with management and the independent auditor the audited financial statements to be included in the Company’s Annual Report on Form 10-K and review and consider with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS 61”) as in effect at that time.

16.    Prior to the Company releasing its quarterly earnings, either the Committee or the Chair will review and discuss with management and the independent auditor the Company’s quarterly financial statements to be included in the Company’s Quarterly Reports on Form 10-Q and review with the independent auditor the matters required to be discussed by SAS 61 as in effect at that time.

Internal Control Environment

17.    The Committee shall, at least annually, consider and review with the independent auditor, the Internal Auditor and other members of management:

•	the adequacy of the Company’s internal controls; and

•	any significant findings and recommendations of the independent auditor or the Internal Auditor, together with management’s proposed responsive actions.

Reporting Procedures

18.    The Committee shall report its activities to the Board on a regular basis and make recommendations to the Board with respect to matters within the purview of the Committee, as necessary or appropriate.

19.    The Committee will prepare a report each year for inclusion in the Company’s annual proxy statement stating whether (i) the Committee reviewed and discussed the audited financial statements with management, (ii) the Committee discussed with the independent auditor the matters required to be discussed by SAS 61, (iii) the Committee received the written disclosures from the auditor required by ISB 1 and (iv) the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

20.    The Committee shall maintain minutes or other records of meetings and activities of the Committee.

Access and Communication

21.    The Committee shall meet separately and privately with the independent auditor, the Internal Auditor and with the Company’s Chief Financial Officer and accounting officers to ascertain if any restrictions have been placed on the scope of their activities, and to discuss any other matters the Committee or each of these groups believe should be discussed privately with Committee.

Advisors

22.    The Committee shall have the authority to engage outside legal, accounting and other advisors without Board approval.

Earnings Releases

23.    The Committee shall review the Company’s earnings press releases and financial information and earnings guidance provided by the Company to stockholders, analysts and rating agencies.

Risk Assessment and Management

24.    The Committee shall review and discuss with management and the independent auditor compliance with laws, regulations and internal procedures and contingent liabilities and discuss policies with respect to risk assessment and risk management.

Ethical and Legal Compliance

25.    The Committee shall review, monitor and, as needed, update periodically the Company’s Code of Business Conduct and Ethics and Code of Ethics for Chief Executive Officer and Senior Financial Officers (the “Codes”).

26.    The Committee shall ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

27.    The Committee shall review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.

28.    The Committee shall review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

F.	Delegation to Subcommittees.

The Committee shall have the authority to delegate any of its responsibilities to a subcommittee of the Committee.

G.	Studies and Investigations.

The Committee shall have the power and authority to conduct or authorize studies and investigations into any matter of interest or concern within the scope of its responsibilities that the Committee deems appropriate, and shall have the authority to retain independent counsel, compensation consultants, accountants or other experts to assist in the conduct of any such study or investigation, including the authority to approve fees payable to such experts and any other terms of retention.

H.	Annual Performance Evaluation.

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee, including reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or appropriate. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

Appendix B

SECOND AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION

OF

ENTRAVISION COMMUNICATIONS CORPORATION

Entravision Communications Corporation, a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Law, does hereby certify:

FIRST: That the name of the corporation is Entravision Communications Corporation and that the corporation was originally incorporated on February 11, 2000 under the name “Entravision Communications Corporation.”

SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the First Restated Certificate of Incorporation of the corporation filed with the Delaware Secretary of State on July 27, 2000, declaring said amendment and restatement to be advisable and in the best interests of the corporation, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the First Restated Certificate of Incorporation of the corporation be amended and restated in its entirety as follows:

ARTICLE 1.

The name of the corporation is Entravision Communications Corporation.

ARTICLE 2.

The address of the registered office of the corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE 3.

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE 4.

4.1. Classes of Stock. The corporation shall have the authority to issue 340,000,000 shares of common stock, par value $0.0001 per share, divided into the following classes: (i) 260,000,000 shares of Class A Common Stock (the “Class A Common Stock”); (ii) 40,000,000 shares of Class B Common Stock (the “Class B Common Stock”); and (iii) 40,000,000 shares of Class U Common Stock (the “Class U Common Stock”). The corporation shall also have the authority to issue 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

4.2. Certain Definitions. As used in this Second Amended and Restated Certificate of Incorporation, the following terms have the meanings indicated:

“Affiliate” means any person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with another Person (as defined below).

“Board” means the Board of Directors of the corporation.

“Class B Holder(s)” means Walter F. Ulloa, Philip C. Wilkinson or Paul A. Zevnik, or any Permitted Transferee (as defined below) of Walter F. Ulloa, Philip C. Wilkinson or Paul A. Zevnik (hereinafter each of such individuals and his respective Permitted Transferee(s) is referred to as “Ulloa,” “Wilkinson” and “Zevnik,” respectively).

“Class B Required Amount” means, in the case of each Class B Holder, a number of shares equal to thirty percent (30%) of the Class B Base Amount. The Class B Base Amount shall be equal to 11,489,365 shares of Class B Common Stock with respect to Ulloa, 11,489,365 shares of Class B Common Stock with respect to Wilkinson and 4,699,803 shares of Class B Common Stock with respect to Zevnik, which shall be increased to give effect to stock dividends and stock splits and shall be decreased to give effect to reverse stock splits and repurchases by the corporation of the Class B Common Stock approved by the Board in accordance with the bylaws.

“Communications Act” means the Communications Act of 1934, and the rules, regulations, decisions and written policies of the Federal Communications Commission (the “FCC”) thereunder (as the same may be amended from time to time).

“Permitted Transferee” means: (i) any entity all of the equity (other than directors’ qualifying shares) of which is directly or indirectly owned by the transferor that is not an Affiliate of any other Person; (ii) in the case of a transferor who is an individual, (a) such transferor’s spouse, lineal descendants, adopted children and minor children supported by such transferor, (b) any trustee of any trust created primarily for the benefit of any) or some of or all of such spouse or lineal descendants (but which may include beneficiaries that are charities) or any revocable trust created by such transferor, (c) the transferor, in the case of a transfer from any “Permitted Transferee” back to its transferor and (d) any entity all of the equity of which is directly or indirectly owned by any of the foregoing which is not an Affiliate of any Person other than the Persons described in clauses (a) through (c) above; and (iii) in the case of a Class B Holder, any other Class B Holder.

“Person” means any individual, a corporation, a partnership, an association, a limited liability company or a trust.

“Transfer” means any direct or indirect sale, pledge, hypothecation, voluntary or involuntary, and whether by merger or other operation of law other than a bona fide pledge of shares to secure financing; provided that a foreclosure on such pledged shares shall constitute a Transfer.

“Univision” means Univision Communications Inc.

4.3. Class A and Class B Common Stock. Except as otherwise provided by law or by this Second Amended and Restated Certificate of Incorporation, each of the shares of Class A and Class B Common Stock shall be identical in all respects, including with respect to dividends and upon liquidation.

(a) Stock Dividends; Stock Splits.

(i) A dividend of Class A or Class B Common Stock on any share of such common stock shall be declared and paid only in an equal per share amount on the then outstanding shares of each class of such common stock and only in shares of the same class of such common stock as the shares on which the dividend is being declared and paid. For example, if and when a dividend of Class A Common Stock is declared and paid to the then outstanding shares of common stock: (i) the dividend of Class A Common Stock shall be paid solely to the outstanding shares of Class A Common Stock; and (ii) a dividend of Class B Common Stock shall similarly be declared and paid in an equal per share amount solely to the then outstanding shares of Class B Common Stock.

(ii) If the corporation shall in any manner subdivide or combine, or make a rights offering with respect to, the outstanding shares of Class A Common Stock, the outstanding shares of Class B

Common Stock shall be proportionally subdivided or combined, or a rights offering shall be made, in the same manner and on the same basis as the outstanding shares of Class A Common Stock that have been subdivided or combined or made subject to a rights offering. If the corporation shall in any manner subdivide or combine, or make a rights offering with respect to, the outstanding shares of Class B Common Stock, the outstanding shares of Class A Common Stock shall be proportionally subdivided or combined, or a rights offering shall be made, in the same manner and on the same basis as the outstanding shares of Class B Common Stock that have been subdivided or combined or made subject to a rights offering.

(b) Voting Rights.

(i) The holders of the Class A Common Stock shall have one (1) vote for each share held; the holders of the Class B Common Stock shall have ten (10) votes for each share held.

(ii) Members of the Board shall be elected as set forth in Section 4.6 below.

(c) Conversion Rights.

(i) Voluntary Conversion. Each share of Class B Common Stock shall be convertible into one fully paid and non-assessable share of Class A Common Stock at any time at the option of the holder thereof.

(ii) Class B Automatic Conversion. Each share of Class B Common Stock shall convert automatically into one (1) fully paid and non-assessable share of Class A Common Stock upon its Transfer to any party other than a Permitted Transferee of the holder thereof. Each share of Class B Common Stock held by a Class B Holder or his respective Permitted Transferee(s) shall convert automatically into one (1) fully paid and non-assessable share of Class A Common Stock (i) upon the death of such Class B Holder, (ii) when such Class B Holder is no longer actively involved in the business of the corporation or (iii) if such Class B Holder (or his Permitted Transferee(s)) owns less than the Class B Required Amount. Each share of Class B Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock (i) upon the death of the second to die of Ulloa and Wilkinson or (ii) when the second of Ulloa and Wilkinson ceases to be actively involved in the business of the corporation.

(iii) Unconverted Shares. If less than all of the shares of Class B Common Stock are converted pursuant to subparagraphs (i) or (ii) above, and such shares are evidenced by a certificate surrendered to the corporation in accordance with the procedures as the Board may determine, representing shares in excess of the shares being converted, the corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to the holder, a new certificate evidencing the number of shares of Class B Common Stock not converted.

(iv) Reservation. The corporation hereby reserves and shall at all times reserve and keep available, out of its authorized and unissued shares of Class A Common Stock, to effect conversions, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock. The corporation covenants that all of the shares of Class A Common Stock so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The corporation will take all such action as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation.

(d) Elimination of Class Rights for Class B Common Stock. Upon the occurrence of a Class B Voting Election, the rights of the Class B Holders to vote as a separate class with respect to any matter (except as required by law) shall cease and be eliminated. The “Class B Voting Election” shall be conclusively deemed to have occurred upon receipt by the Secretary of the corporation of a written consent signed by the record holders of a majority of the outstanding shares of Class B Common Stock electing to eliminate the voting rights of the Class B Common Stock as provided in the preceding sentence and such election shall be irrevocable. Additionally, if at any time any of the Class B Holders own less than the Class B Required Amount (a “Class B Voting Event,” and together with a Class B Voting Election, a “Class B Voting Conversion”), the rights of such Class B Holder(s) to vote as a separate class with respect to any matter (except as required by law) shall cease and be eliminated. From and after a Class B Voting Conversion, such Class B Holder(s) shall vote together as a class with the holders of the Class A Common Stock, except as required by law.

4.4 Class U Common Stock.

(a) Liquidation, Dividends and Distributions. Except as otherwise provided by law or by this Second Amended and Restated Certificate of Incorporation, each of the shares of Class U Common Stock shall be treated in an identical manner in all respects, including with respect to dividends and treatment upon liquidation, to shares of Class A Common Stock.

(b) Stock Dividends; Stock Splits.

(i) A dividend of Class A or Class U Common Stock on any share of such common stock shall be declared and paid only in an equal per share amount on the then outstanding shares of each class of such common stock and only in shares of the same class of such common stock as the shares on which the dividend is being declared and paid. For example, if and when a dividend of Class A Common Stock is declared and paid to the then outstanding shares of common stock: (i) the dividend of Class A Common Stock shall be paid solely to the outstanding shares of Class A Common Stock; and (ii) a dividend of Class U Common Stock shall similarly be declared and paid in an equal per share amount solely to the then outstanding shares of Class U Common Stock.

(ii) If the corporation shall in any manner subdivide or combine, or make a rights offering with respect to, the outstanding shares of Class A Common Stock, the outstanding shares of Class U Common Stock shall be proportionally subdivided or combined, or a rights offering shall be made, in the same manner and on the same basis as the outstanding shares of Class A Common Stock that have been subdivided or combined or made subject to a rights offering. If the corporation shall in any manner subdivide or combine, or make a rights offering with respect to, the outstanding shares of Class U Common Stock, the outstanding shares of Class A Common Stock shall be proportionally subdivided or combined, or a rights offering shall be made, in the same manner and on the same basis as the outstanding shares of Class U Common Stock that have been subdivided or combined or made subject to a rights offering.

(c) Voting. Except as provided in this Second Amended and Restated Certificate of Incorporation, the holders of shares of Class U Common Stock will have no right to vote on any matters, questions or proceedings of the corporation including, without limitation, the election of directors.

(d) Protective Provisions. So long as Univision, or any Permitted Transferee of Univision, owns at least 6,595,000 shares of Class U Common Stock (which number shall be increased to give effect to stock dividends and stock splits and shall be decreased to give effect to reverse stock splits and repurchases by the corporation of the Class U Common Stock approved by the Board in accordance with the bylaws and in accordance with this Second Amended and Restated Certificate of Incorporation), without the consent of the holders of at least a majority of the shares of Class U Common Stock then outstanding, in their sole discretion, voting as a separate class, given in writing or by vote at a meeting of such called for such purpose, the corporation will not:

(i) merge, consolidate or enter into a business combination, or otherwise reorganize the corporation with or into one or more entities (other than a merger of a wholly-owned subsidiary of the corporation into another wholly-owned subsidiary of the corporation);

(ii) dissolve, liquidate or terminate the corporation;

(iii) directly or indirectly dispose of any interest in any FCC license with respect to television stations which are affiliates of Univision;

(iv) amend, alter or repeal any provision of the certificate of incorporation or bylaws of the corporation, each as amended, so as to adversely affect any of the rights, privileges, limitations or restrictions provided for the benefit of the holders of the Class U Common Stock; or

(v) issue or sell, or obligate itself to issue or sell, any additional shares of Class U Common Stock, or any securities that are convertible into or exchangeable for shares of Class U Common Stock.

(e) Conversion.

(i) Voluntary Conversion. Each share of Class U Common Stock shall convert automatically without any further action by the holder thereof into a number of shares of Class A Common Stock determined in accordance with Section 4.4(d)(ii) upon its sale, conveyance, assignment, hypothecation, disposition or other transfer (each a “Class U Transfer”) to any third party other than an “affiliate” (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the transferor and may be so converted at the option of the holder thereof in connection with any such Class U Transfer.

(ii) Conversion Rate. Each share of Class U Common Stock shall be convertible in accordance with Section 4.4(d)(ii) into the number of shares of Class A Common Stock that results from multiplying (x) 1 by (y) the conversion rate for the Class U Common Stock that is in effect at the time of conversion (the “Conversion Rate”). The Conversion Rate for the Class U Common Stock initially shall be 1. The Conversion Rate shall be subject to adjustment from time to time as provided in this Second Amended and Restated Certificate of Incorporation. All references to the Conversion Rate herein mean the Conversion Rate as so adjusted.

(iii) Subdivisions; Combinations. In the event the corporation should at any time prior to the conversion of the Class U Common Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Class A Common Stock or the determination of holders of Class A Common Stock entitled to receive a dividend or other distribution payable in additional shares of common stock, then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Rate shall be appropriately increased so that the number of shares of Class A Common Stock issuable on conversion of each share of such class shall be increased in proportion to such increase in the aggregate number of shares of Class A Common Stock outstanding. If the number of shares of Class A Common Stock outstanding at any time prior to the conversion of the Class U Common Stock is decreased by a reverse split or combination of the outstanding shares of Class A Common Stock, then, following the record date for such reverse split or combination, the Conversion Rate shall be appropriately decreased so that the number of shares of Class A Common Stock issuable on conversion of each share of such class shall be decreased in proportion to such decrease in outstanding shares.

(iv) Recapitalizations. If at any time or from time to time there is a recapitalization, reclassification, reorganization or similar event, then in any such event each holder of a share of Class U Common Stock shall have the right thereafter to convert such share into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization or other change by a holder of the number of shares of Class A Common Stock into which such share of Class U Common Stock could have been converted immediately prior to such recapitalization, reclassification, reorganization or other change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(v) No Impairment. The corporation will not, by amendment of this Second Amended and Restated Certificate of Incorporation (except in accordance with applicable law) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section 4.4(d) by the corporation, but will in good faith assist in the carrying out of all the provisions of this Section 4.4(d) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Class U Common Stock against impairment.

(vi) Unconverted Shares. If less than all of the outstanding shares of Class U Common Stock are converted pursuant to Section 4.4(d)(i) above, and such shares are evidenced by a certificate representing shares in excess of the shares being converted and surrendered to the corporation in accordance with the procedures as the Board may determine, the corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to the holder, a new certificate evidencing the number of shares of Class U Common Stock not converted. No fractional shares shall be issued upon the conversion of any share or shares of Class U Common Stock, and the number of shares to be issued shall be rounded to the nearest whole share.

(vii) Reservation. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, to effect conversions, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class U Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class U Common Stock, in addition to such other remedies as shall be available to the holder of the Class U Common Stock, the corporation will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Second Amended and Restated Certificate of Incorporation.

4.5. Preferred Stock. The Board is authorized, subject to limitations prescribed by law and the provisions of this Second Amended and Restated Certificate of Incorporation and the bylaws, by resolution or resolutions of the Board, from time to time to provide for the issuance of the shares of the Preferred Stock in one or more series and to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The effective certificates of designations previously filed by the corporation on August 4, 2000 and September 22, 2003, copies of which are attached hereto as Exhibits A and B, respectively, shall remain in force and be unaffected by the filing of this Second Amended and Restated Certificate of Incorporation, until such time as the same may be amended or eliminated in accordance with Section 151(g) of the Delaware General Corporation Law.

The authority of the Board with respect to each series shall include, without limitation, determination of the following: (i) the number of shares constituting that series and the distinctive designation of that series; (ii) the dividend rate, if any, on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series; (iii) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; (iv) whether that series shall be subject to conversion or exchange, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine; (v) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the type and amount of consideration per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; (vi) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; (vii) the rights, if any, of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and (viii) any other relative rights, preferences and limitations, if any, of that series.

4.6. Election of Directors. The directors of the corporation shall be elected by all holders of the Class A and Class B Common Stock voting together as a single class. All holders of Class A and Class B Common Stock, voting together as a single class, shall also have the sole right to remove any of the directors of the corporation without cause. Any vacancy in the office of a director or any newly-created directorship shall be filled solely by the holders of the Class A and Class B Common Stock, voting together as a single class.

ARTICLE 5.

Except as otherwise provided herein, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the corporation, but the stockholders may make additional bylaws and may repeal, alter, amend or rescind any bylaw whether adopted by them or otherwise.

ARTICLE 6.

The number of directors of the corporation shall be fixed from time to time by, or in the manner provided in, the bylaws or amendment thereof duly adopted by the Board or by the stockholders.

ARTICLE 7.

Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the corporation.

ARTICLE 8.

Meetings of the stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provisions contained in applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the bylaws of the corporation.

ARTICLE 9.

Directors of the corporation shall, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended; not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article 9 to authorize corporate action further eliminating or limiting the personal liability of directors, then the personal liability of directors of the corporation shall be further eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law. Any repeal or modification of any of the foregoing provisions by the stockholders of the corporation, or the adoption of any provision hereof inconsistent with this Article 9, shall not adversely affect any right or protection of directors of the corporation existing at the time of, or increase the liability of directors of the corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE 10.

The corporation reserves the right to amend, alter, change or repeal any provision contained herein in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders, directors and officers of the corporation herein are granted subject to such revision.

ARTICLE 11.

11.1. Right to Indemnification. Each person who was or is made party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation (including any subsidiary of the corporation) or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide for broader indemnification rights than permitted as of the date this Second Amended and Restated Certificate of Incorporation is filed with the State of Delaware), against all expense, liability and loss (including attorney’s fees, judgments, fines, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in Section 11.2 below, with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section 11.1 shall be a contract right and shall include the obligation of the corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an “advance of expenses”); provided, however, that if and to the extent that the Board requires, an advance of expenses included by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 11.1 or otherwise. The corporation may, by action of its Board, provide indemnification to employees and agents of the corporation with the same or lesser scope and effect as the foregoing indemnification of directors and officers.

11.2. Procedure for Indemnification. Any indemnification of a director or officer of the corporation or advance of expenses under Section 11.1 above shall be made promptly, and in any event within forty-five (45) days (or, in the case of an advance of expenses, twenty (20) days) upon the written request of the director or officer. If a determination by the corporation that the director or officer is entitled to indemnification pursuant to this Article 11 is required, and the corporation fails to respond within sixty (60) days to a written request for indemnity, the corporation shall be deemed to have approved the request. If the corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five (45) days (or, in the case of an advance of expenses, twenty (20) days), the right to indemnification or advances as granted by this Article 11 shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Section 11.1 above, if any, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the corporation. Neither the failure of the corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Delaware General Corporation Law, nor an actual determination by the corporation (including its Board, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Section 11.1 above shall be the same procedure set forth in this Section 11.2 for directors or officers, unless otherwise set forth in the action of the Board providing for indemnification for such employee or agent.

11.3. Insurance. The corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation (including any subsidiary of the corporation), partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

11.4. Service for Subsidiaries. Any person serving as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least fifty percent (50%) of whose equity interests are owned by the corporation (a “subsidiary” for purposes of this Article 11) shall be conclusively presumed to be serving in such capacity at the request of the corporation.

11.5. Reliance. Persons who after the date of the adoption of this provision are directors or officers of the corporation or who, while a director or officer of the corporation, or a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 11 in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article 11 shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

11.6. Non-Exclusivity of Rights. The rights to indemnification and to the advance of expenses conferred in this Article 11 shall not be exclusive of any other right which any person may have or hereafter acquire under this Second Amended and Restated Certificate of Incorporation or under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

11.7. Merger or Consolidation. For purposes of this Article 11, references to “the corporation” shall include any constituent corporation (including any constituent of a constituent) absorbed into the corporation in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article 11 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

ARTICLE 12.

12.1. Foreign Ownership Restrictions.

(a) The corporation shall at all times be in compliance with 47 U.S.C. § 310 and interpretations thereof by the FCC (the “Foreign Ownership Restrictions”). The Board shall have all powers necessary to insure compliance with this Article 12, including, without limitation, the redemption of shares of capital stock the transfer or ownership of which resulted in a violation of the Foreign Ownership Restrictions; provided, however, that the corporation may, at the request of a stockholder, first seek a waiver of such Foreign Ownership Restrictions from the FCC in the event that any violation thereof results from open-market purchases of publicly traded shares of the corporation, whether shares of capital stock in the corporation or shares of capital stock in an entity which holds capital stock of the corporation, the foreign ownership of which is attributed to the corporation by operation of the rules of the FCC. As a last resort, the Board shall be required to redeem the shares of capital stock the transfer or ownership of which resulted in the violation of the Foreign Ownership Restrictions to insure such compliance (subject, however, to Sections 12(b) and (c) below).

(b) In exercising powers or taking actions to achieve or preserve such compliance, the Board (acting in good faith and based upon advice of outside counsel expert in FCC matters) shall select the method that is least detrimental to the stockholders of the corporation affected by the action. In the case of redemption by the corporation of shares of different classes, the shares of the class having greater voting rights shall occur first.

(b) If the Board, pursuant to Section 12(a) above, should invoke its powers to redeem any of the capital stock held by a party in order to secure compliance with the Foreign Ownership Restrictions, such redemption shall be at fair market value as determined by a third party valuation expert retained by the Board, whose costs and expenses shall be charged to the party from whom the shares are redeemed.

12.2. FCC Compliance Restrictions. The corporation shall at all times be in compliance with, and shall not take any action, nor shall it cause any act to be done, that would cause it to be in violation of the limitations on ownership of mass media, cable television and newspaper (or such other interests as the legislation or the FCC shall require in the future) interests, as set forth in the Communications Act or the rules of the FCC.

THIRD: That the foregoing amendment and restatement was duly adopted in accordance with the provisions of Section 242 and Section 245 of the Delaware General Corporation Law by obtaining a majority vote of the Class A and Class B Common Stock (those being the only classes of the corporation’s capital stock entitled to vote with respect to this amendment and restatement) in favor of said amendment and restatement.

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by the Chairman and Secretary of the corporation effective as of this              day of             , 2004.

Walter F. Ulloa, Chairman

Michael G. Rowles, Secretary

Exhibit A

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF SERIES A CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

Entravision Communications Corporation, a corporation organized and existing under the laws of the State of Delaware, does hereby certify that, pursuant to the authority conferred on the Board of Directors of this corporation by the First Restated Certificate of Incorporation of this corporation in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of this corporation adopted the following resolution establishing a series of Preferred Stock of this corporation designated “Series A Convertible Preferred Stock”:

RESOLVED, that pursuant to the authority conferred on the Board of Directors of this corporation by Article 4 of the First Restated Certificate of Incorporation, a series of Preferred Stock, par value $.0001 per share, of this corporation is hereby established and created, and that the designation of the number of shares thereof and the voting and other powers, preferences and other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Convertible Preferred Stock

1. Designation; Rank. An amount of shares of the Preferred Stock shall be designated “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), par value $.0001 per share and the number of shares constituting such series shall be 5,865,102. The Series A Preferred Stock will rank junior, with respect to dividend rights and rights on liquidation, winding up and dissolution to other classes of series of preferred stock to be established by the Board of Directors of the Corporation if such preferred stock is not convertible to common stock or other securities convertible into common stock of the Corporation and the aggregate liquidation preference of such preferred stock (exclusive of accrued but unpaid dividends) is less than or equal to One Hundred Million Dollars ($100,000,000). The Series A Preferred Stock will rank senior to all other classes of preferred stock of the Corporation and the common stock of the Corporation (collectively, “Junior Securities”), with respect to dividend rights and rights upon liquidation, winding up and dissolution.

2. No Issuance of Additional Shares. The number of authorized shares of Series A Preferred Stock may be reduced or eliminated by the Board of Directors of this corporation or a duly authorized committee thereof in compliance with the General Corporation Law of the State of Delaware stating that such reduction has been authorized, and the number of authorized shares of Series A Preferred Stock shall not be increased without the consent of the holders of a majority of the outstanding shares of Series A Preferred Stock.

3. Dividends.

(a) Dividends and Distributions. Subject to the terms set forth herein and the rights of the Senior Preferred Stock, the holders of shares of Series A Preferred Stock shall be entitled to receive out of assets legally available for that purpose, an annual cumulative dividend equal to 8.5% of the then applicable Liquidation Preference (as defined in Section 4(a) below) (i.e., 8.5% per annum compounded annually) from the date of issuance of the shares of Series A Preferred Stock.

(b) All dividends or distributions declared upon the Series A Preferred Stock shall be declared pro rata per share.

(c) The holders of the Series A Preferred Stock shall be entitled to payments of accrued and unpaid dividends upon liquidation of the corporation as set forth in Section 4 below or the redemption of the Series A Preferred Stock as set forth in Section 5 below, and in each such case shall be entitled to all accrued and unpaid dividends whether or not declared by the corporation, or as otherwise required under this Section 3.

(d) The corporation shall not declare or pay any dividend on shares of Junior Securities until the holders of the Series A Preferred Stock have received the full cumulative dividends accrued thereon pursuant to clause (a).

(e) In computing accrued and unpaid dividends on the Series A Preferred Stock, such dividends shall be computed on a daily basis through the date as of which such dividends are required to be paid by the terms hereof.

4. Liquidation Preference.

(a) In the event of any liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, subject to the rights of the Senior Preferred Stock and the rights of series of Preferred Stock that may from time to time come into existence in accordance with and subject to the terms hereof, including, without limitation, Section 8(b) hereof, the holders of Series A Preferred Stock shall be entitled to receive after any distribution with respect to Senior Preferred Stock and, prior and in preference to any distribution of any of the assets of this corporation to the holders of any Junior Securities by reason of their ownership thereof, an amount per share (the “Liquidation Preference”) equal to the sum of (i) $15,345 for each outstanding share of Series A Preferred Stock (the “Original Series A Issue Price”) and (ii) accrued but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like).

(b) Upon completion of the distribution required by subsection (a) of this Section 4, all of the remaining assets of this corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(c) (i) For purposes of this Section 4, a liquidation, dissolution or winding up of this corporation shall be deemed to be occasioned by, or to include (unless the holders of at least a majority of the Series A Preferred Stock then outstanding shall determine otherwise) a transaction whereby a person or group of persons acting in concert (other than current stockholders) shall: (A) become (whether by merger, consolidation, or transfer, redemption or issuance of capital stock or otherwise) the beneficial owners (within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended) of securities constituting more than fifty percent (50%) of the combined voting power of or the economic equity interests in the then outstanding securities of the corporation (or any surviving or resulting person) or (B) acquire assets constituting all or substantially all of the assets of the corporation and its subsidiaries on a consolidated basis (with (A) and/or (B) constituting a “Change in Control”).

(ii) In any of such events, if the consideration received by this corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

(1) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) days prior to the closing;

(2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(3) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by this corporation and the holders of at least a majority of the outstanding shares of Series A Preferred Stock.

(B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by this corporation and the holders of at least a majority of the outstanding shares of such Series A Preferred Stock.

(iii) In the event the requirements of this Section 4 are not complied with, this corporation shall forthwith either:

(A) cause such closing to be postponed until such time as the requirements of this Section 4 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 4(c)(iv) hereof.

(iv) This corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 4, and this corporation shall thereafter give such holders prompt notice of any material changes, The transaction shall in no event take place sooner than twenty (20) days after this corporation has given the first notice provided for herein or sooner than ten (10) days after this corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the outstanding shares of such Series A Preferred Stock.

5. Redemption.

(a) At any time, or from time to time, after April 19, 2001, and after such time as the closing price of the corporation’s common stock as quoted on the New York Stock Exchange or the Nasdaq National Market equals or exceeds, for fifteen (15) consecutive trading days, one hundred thirty percent (130%) of the initial trading price of the corporation’s common stock immediately following the initial public offering of the corporation, the corporation shall have the option, exercisable upon the expiration of the fifteen (15) day period after written notice delivered to the holders of Series A Preferred Stock by hand (the “Corporate Redemption Date”) to the holders of the Series A Preferred Stock, to redeem all or any portion of the Series A Preferred Stock specified in such notice by paying in cash therefor a sum per share equal to the Original Series A Issue Price per share of Series A Preferred Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like) plus all accrued but unpaid dividends on such share (the “Series A Redemption Price”). At any time, or from time to time, after April 19, 2006, but within ninety (90) days after the receipt by this corporation of a written request from the holders of not less than a majority of the then outstanding shares of Series A Preferred Stock that all or, if less than all, a specified percentage of such holders’ shares of Series A Preferred Stock be redeemed (“Optional Redemption Request”), and concurrently with surrender by such holders of the certificates representing such shares, this corporation shall, to the extent it may lawfully do so, redeem in full (referred to herein as an “Optional Redemption Date”) the shares specified in such request by paying in cash therefor the Series A Redemption Price. If the corporation receives an Optional Redemption Request, it will, within fifteen (15) days of receipt, provide written notice to each holder of Series A Preferred Stock who did not submit such request of its receipt thereof and will offer all such holders the opportunity to direct that their shares be redeemed concurrently with the redemption pursuant to the Optional Redemption Request. On April 19, 2010, this corporation shall, to the extent it may lawfully do so, redeem all outstanding Series A Preferred Stock for an amount equal to the Series A Redemption Price on that date (the “Mandatory Redemption Date”). The Corporate Redemption Date, the Optional Redemption Date and the Mandatory Redemption Date are referred to collectively herein as the “Redemption Date”). Any redemption of Series A Preferred Stock effected pursuant to this subsection 5(a) shall be made on a pro rata basis among the holders of the Series A Preferred Stock in proportion to the number of shares of Series A Preferred Stock proposed to be redeemed from such holders.

(b) At least fifteen (15) but no more than thirty (30) days prior to each of the Corporation Redemption Date, the Optional Redemption Date and the Mandatory Redemption Date written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected on the applicable Redemption Date, specifying the number of shares to be redeemed from such holder, the applicable Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to this corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the “Redemption Notice”). Except as provided in subsection (5)(c), on or after each Redemption Date, each holder of Series A Preferred Stock to be redeemed on such Redemption Date shall surrender to this corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(c) From and after each Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series A Preferred Stock designated for redemption on such Redemption Date in the Redemption Notice as holders of Series A Preferred Stock (except the right to receive the applicable Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of this corporation legally available for redemption of shares of Series A Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed such that each holder of a share of Series A Preferred Stock receives the same percentage of the applicable Series A Redemption Price. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this corporation are legally available for the redemption of shares of Series A Preferred Stock, such funds will immediately be used to redeem the balance of the shares that this corporation has become obliged to redeem on any Redemption Date but that it has not redeemed.

6. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and on or prior to the date such shares are redeemed, at the office of this corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A Preferred Stock shall be the Original Series A Issue Price. Upon conversion of each share of Series A Preferred Stock into Common Stock, all accrued but unpaid dividends with respect to such share of Series A Preferred Stock shall be waived and forgiven and the corporation shall have no further obligation with respect to such dividends.

(b) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

(c) Stock Splits.

(i) In the event this corporation should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock without payment of any consideration by such holder for the additional shares of Common Stock then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding.

(ii) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease of the aggregate of shares of Common Stock outstanding.

(d) Recapitalizations. If at any time or from time to time there shall be a recapitalization or reclassification of the Common Stock (or a merger, transfer, consolidation, or exchange in respect to Units which does not constitute a Change in Control, other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 6 or Section 4) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of this corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 6 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(e) No Impairment. This corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

(f) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 6, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series A Preferred Stock.

(g) Notices of Record Date. In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(h) Reservation of Stock Issuable Upon Conversion. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Restated Certificate of Incorporation.

(i) Notices. Any notice required by the provisions of this Section 6 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

7. Voting Rights. Except as set forth in Section 8 below or required by Delaware law, the Series A Preferred Stock shall have no voting rights.

8. Protective Provisions. So long as any shares of Series A Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

(a) amend the Certificate of Incorporation (as amended) of this corporation or the bylaws of this corporation in any manner (including, without limitation, by means of a merger or consolidation) which adversely affects the rights of the Series A Preferred Stock;

(b) authorize or issue, or obligate itself to issue, any other equity security having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends, liquidation, redemption or voting, including any other security convertible into or exercisable for any equity security other than Senior Preferred Stock shares; or

(c) enter into or engage in any transaction with an affiliate (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) on terms materially less advantageous to the Corporation or its stockholders and would be the case if such transaction had been effected with a non-affiliate.

9. Status of Redeemed or Converted Stock. In the event any shares of Series A Preferred Stock shall be redeemed or converted pursuant to Section 5 or Section 6 hereof, the shares so redeemed or converted shall be canceled and shall not be issuable by this corporation. The Restated Certificate of Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in this corporation’s authorized capital stock.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Entravision Communications Corporation has caused this certificate to be signed duly executed by its duly authorized officers and attested by its secretary effective as of this 1st day of August, 2000.

ENTRAVISION COMMUNICATIONS CORPORATION

By:	/s/ Walter F. Ulloa
Walter F. Ulloa Chairman and Chief Executive Officer

ATTEST:

By:	/s/ Walter F. Ulloa
Walter F. Ulloa Secretary

[Signature Page to Certificate of Designations, Preferences

and Rights of Series A Convertible Preferred Stock]

Exhibit B

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF SERIES U PREFERRED STOCK

OF

ENTRAVISION COMMUNICATIONS CORPORATION

Pursuant to Section 151 of the General Corporation Law of the State of Delaware:

WHEREAS, Entravision Communications Corporation, a corporation organized and existing under the laws of the State of Delaware (this “Corporation”), does hereby certify that, pursuant to the authority conferred on the Board of Directors of this Corporation by the First Restated Certificate of Incorporation, as amended, of this Corporation in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of this Corporation adopted the following resolution establishing a new series of preferred stock of this Corporation.

RESOLVED, that pursuant to the authority conferred on the Board of Directors of this Corporation by Article 4 of the First Restated Certificate of Incorporation, as amended, the Board of Directors of this Corporation hereby establishes a series of the authorized preferred stock of this Corporation, $0.0001 par value per share, which series will be designated as “Series U Preferred Stock,” and which will consist of 369,266 shares and will have the following rights, preferences, privileges and restrictions (capitalized terms not defined herein shall have the meaning given to such terms in the First Restated Certificate of Incorporation, as amended, of this Corporation ):

A. Dividends and Distributions. The holders of shares of Series U Preferred Stock will be entitled to participate with the holders of Class A Common Stock with respect to any dividend declared on the Class A Common Stock in proportion to the number of shares of Class A Common Stock issuable upon conversion of the shares of Series U Preferred Stock held by them.

B. Liquidation Preference.

(i) In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, subject to the rights of the Series A Preferred Stock and any other series of Preferred Stock to be established by the Board of Directors of this Corporation (collectively, the “Senior Preferred Stock”), the holders of the Series U Preferred Stock shall be entitled to receive, after any distribution with respect to the Senior Preferred Stock and prior to and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock by reason of their ownership thereof, $0.0001 for each share (as adjusted for any stock split, stock division or consolidation) of Series U Preferred Stock then-outstanding.

(ii) Upon the completion of the distribution required by subparagraph (i) of this Section B, the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Series U Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Series U Preferred Stock).

C. Voting. Except as provided in this Certificate of Designations, the holders of shares of Series U Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

D. Protective Provisions. So long as Univision Communications Inc. (“Univision”), or any Permitted Transferee of Univision, owns at least 65,950 shares of Series U Preferred Stock, without the consent of the holders of at least a majority of the shares of Series U Preferred Stock then outstanding, in their sole discretion, voting as a separate series, given in writing or by vote at a meeting of such called for such purpose, this Corporation will not:

(i) merge, consolidate or enter into a business combination, or otherwise reorganize this Corporation with or into one or more entities (other than a merger of a wholly-owned subsidiary of this Corporation into another wholly-owned subsidiary of this Corporation);

(ii) dissolve, liquidate or terminate this Corporation;

(iii) directly or indirectly dispose of any interest in any FCC license with respect to television stations which are affiliates of Univision Communications Inc.;

(iv) amend, alter or repeal any provision of the Certificate of Incorporation or bylaws of this Corporation or this Certificate of Designations, each as amended, so as to adversely affect any of the rights, preferences, privileges, limitations or restrictions provided for the benefit of the holders of the Series U Preferred Stock; or

(v) issue or sell, or obligate itself to issue or sell, any additional shares of Series U Preferred Stock, or any securities that are convertible into or exchangeable for shares of Series U Preferred Stock.

E. Conversion.

(i) Voluntary Conversion. Each share of Series U Preferred Stock shall convert automatically without any further action by the holder thereof into a number of shares of Class A Common Stock determined in accordance with Section E(ii) upon its sale, conveyance, assignment, hypothecation, disposition or other transfer (each a “Transfer”) to any third party other than an “affiliate” (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the transferor and may be so converted at the option of the holder thereof in connection with any such Transfer.

(ii) Conversion Rate. Each share of Series U Preferred Stock shall be convertible in accordance with Section E(i) into the number of shares of Class A Common Stock that results from multiplying (x) 1 by (y) the conversion rate for the Series U Preferred Stock that is in effect at the time of conversion (the “Conversion Rate”). The Conversion Rate for the Series U Preferred Stock initially shall be 100. The Conversion Rate shall be subject to adjustment from time to time as provided in this Certificate of Designations. All references to the Conversion Rate herein mean the Conversion Rate as so adjusted.

(iii) Mandatory Conversion. When and if this Corporation is authorized to issue a class of Common Stock that has generally the same rights, preferences, privileges and restrictions as the Series U Preferred Stock (other than the liquidation preference provided for in Section B), the final terms of such class of Common Stock to be mutually agreed upon by this Corporation and the holders of the Series U Preferred Stock, then this Corporation shall have the right, without any further action by the holder of the Series U Preferred Stock, to cause each share of Series U Preferred Stock to convert into the number of shares of Class U Common Stock that results from multiplying (x) 1 by (y) the Conversion Rate. The Conversion of the Series U Preferred Stock pursuant to this subsection E(iii) shall be deemed to occur on the date this Corporation deposits written notice of such conversion in the United States mail, postage prepaid, and addressed to the holder of the Series U Preferred Stock at its address appearing on the books of this Corporation.

(iv) Subdivisions; Combinations. In the event this Corporation should at any time prior to the conversion of the Series U Preferred Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Class A Common Stock or the determination of holders of Class A Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Rate shall be appropriately increased so that the number of shares of Class A Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Class A Common Stock outstanding. If the number of shares of Class A Common Stock outstanding at any time prior to the conversion of the Series U Preferred Stock is decreased by a reverse split or combination of the outstanding shares of Class A Common Stock, then, following the record date for such reverse split or combination, the Conversion Rate shall be appropriately decreased so that the number of shares of Class A Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(v) Recapitalizations. If at any time or from time to time after the effective date of this Certificate of Designations there is a recapitalization, reclassification, reorganization or similar event, then in any such event each holder of a share of Series U Preferred Stock shall have the right thereafter to convert such share into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization or other change by a holder of the number of shares of Class A Common Stock into which such share of Series U Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, reorganization, or other change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(vi) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or this Certificate of Designations (except in accordance with applicable law) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section E by this Corporation, but will in good faith assist in the carrying out of all the provisions of this Section E and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series U Preferred Stock against impairment.

(vii) Unconverted Shares. If less than all of the outstanding shares of Series U Preferred Stock are converted pursuant to Sections E(i) and E(iii) above, and such shares are evidenced by a certificate representing shares in excess of the shares being converted and surrendered to this Corporation in accordance with the procedures as the Board of Directors of this Corporation may determine, this Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to the holder, a new certificate evidencing the number of shares of Series U Preferred Stock not converted. No fractional shares shall be issued upon the conversion of any share or shares of Series U Preferred Stock, and the number of shares to be issued shall be rounded to the nearest whole share.

(viii) Reservation. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, to effect conversions, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series U Preferred Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series U Preferred Stock, in addition to such other remedies as shall be available to the holder of the Series U Preferred Stock, this Corporation will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Corporation’s Certificate of Incorporation.

F. Redemption by this Corporation. The Series U Preferred Shares shall not be redeemable by this Corporation.

G. Reacquired Shares. Any shares of Series U Preferred Stock which will have been converted will be retired and cancelled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other certificate of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

RESOLVED, FURTHER, that the officers of this Corporation be, and each of them hereby is, authorized and empowered on behalf of this Corporation to execute, verify and file a certificate of designations of preferences in accordance with Delaware law.

IN WITNESS WHEREOF, Entravision Communications Corporation has caused this certificate to be duly executed by its duly authorized officers this 22nd day of September, 2003.

ENTRAVISION COMMUNICATIONS CORPORATION

By:	/s/ Walter F. Ulloa
Walter F. Ulloa Chairman and Chief Executive Officer

By:	/s/ John F. DeLorenzo
John F. DeLorenzo Chief Financial Officer

Appendix C

ENTRAVISION COMMUNICATIONS CORPORATION

2004 EQUITY INCENTIVE PLAN

1.    Purpose, History and Effective Date.

(a)    Purpose. The Entravision Communications Corporation 2004 Equity Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, employees, directors or consultants and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock or receive monetary payments based on the value of such common stock on the potentially favorable terms that this Plan provides.

(b)    History. Prior to the effective date of this Plan, the Company had in effect the 2000 Plan, which was originally effective June 12, 2000. Upon stockholder approval of this Plan, no new awards will be granted under the 2000 Plan.

(c)    Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 14.

2.    Definitions. Capitalized terms used in this Plan have the following meanings:

(a)    “2000 Plan” means the Entravision Communications Corporation 2000 Omnibus Equity Incentive Plan.

(b)    “Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto.

(c)    “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units or Dividend Equivalent Units.

(d)    “Award Agreement” means a written agreement, contract, or other instrument or document evidencing the grant of an Award in such form as the Committee determines.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Change of Control” means the occurrence of any one of the following events:

(i)    the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by Persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

(ii)    the sale, transfer or other disposition of all or substantially all of the Company’s assets;

(iii)    a change in the composition of the Board, as a result of which fewer than fifty percent (50%) of the incumbent directors are directors who either (A) had been directors of the Company on the date twenty-four (24) months prior to the date of the event that may constitute a Change of Control (the “original directors”) or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

(iv)    any transaction as a result of which any Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this paragraph (iv), the term “Person” shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)    “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(h)    “Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority).

(i)    “Company” means Entravision Communications Corporation, a Delaware corporation, or any successor thereto.

(j)    “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(k)    “Disability” has the meaning ascribed to the term in Code Section 22(e)(3), as determined by the Committee.

(l)    “Disinterested Persons” means the non-employee directors of the Company within the meaning of Rule 16b-3 as promulgated under the Exchange Act.

(m)    “Dividend Equivalent Unit” means the right to receive a payment equal to the cash dividends paid with respect to a Share.

(n)    “Effective Date” means the date the Company’s stockholders approve this Plan.

(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(p)    “Fair Market Value” means, per Share on a particular date, (i) if the Stock is listed for trading on the New York Stock Exchange, the last reported sales price on the date in question as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, the last reported sales price on the date in question on the principal national securities exchange on which the Stock is listed or admitted to trading, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (iii) if the Stock is not listed or admitted to trading on any national securities exchange, the last reported sales price on the date in question in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”) or such other system then in use, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (v) if on any such date the Stock is not quoted by any such organization, the last sales price on the date in question as furnished by a professional market making a market in the Stock selected by the Board for the date in question, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (v) if on any such date no market maker is making a market in the Stock, the price as determined in good faith by the Committee.

(q)    “Incentive Stock Option” means an Option that meets the requirements of Code Section 422.

(r)    “Option” means the right to purchase Shares at a specified price during a specified period of time.

(s)    “Participant” means an individual selected by the Committee to receive an Award, and includes any individual who holds an Award after the death of the original recipient.

(t)    “Performance Goals” means any goals the Committee establishes that relate to one or more of the following for such period as the Committee specifies:

(i)	Revenue;

(ii)	Earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted);

(iii)	Income before income taxes and minority interests;

(iv)	Operating income;

(v)	Pre- or after-tax income;

(vi)	Average accounts receivable;

(vii)	Cash flow;

(viii)	Cash flow per share;

(ix)	Net earnings;

(x)	Basic or diluted earnings per share;

(xi)	Return on equity;

(xii)	Return on assets;

(xiii)	Return on capital;

(xiv)	Growth in assets;

(xv)	Economic value added;

(xvi)	Share price performance;

(xvii)	Total stockholder return;

(xviii)	Improvement or attainment of expense levels;

(xix)	Market share or market penetration;

(xx)	Business expansion, and/or acquisitions or divestitures.

The Committee may specify at the time an Award is made that the Performance Goals are to be measured for an individual, the Company, for the Company on a consolidated basis, for any one or more Affiliates or divisions of the Company and/or for any other business unit or units of the Company, and/or that the Performance Goals are to be measured either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. In the case of Awards that the Committee determines will not be considered “performance-based compensation” under Code Section 162(m), the Committee may establish other Performance Goals not listed in this Plan.

(u)    “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved.

(v)    “Performance Units” means the right to receive a payment, based on a number of units with a specified value, to the extent Performance Goals are achieved.

(w)    “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 14(d) and 15(d) thereof.

(x)    “Plan” means this Entravision Communications Corporation 2004 Equity Incentive Plan, as may be amended from time to time.

(y)    “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.

(z)    “Restricted Stock Unit” means the right to receive a payment which right may vest upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service, with each unit having a value equal to the Fair Market Value of one or more Shares, or the average of the Fair Market Value of one or more Shares over such period as the Committee specifies.

(aa)    “Retirement” means, unless the Committee determines otherwise in an Award Agreement, termination of employment from the Company and its Affiliates on or after age 65 with five (5) years of continuous service with the Company and its Affiliates.

(bb)    “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

(cc)    “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(dd)    “Share” means a share of Stock.

(ee)    “Stock” means the Class A common stock of the Company.

(ff)    “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(gg)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each such corporation owns stock possessing fifty percent (50%) or more of the total combined voting power in one of the other corporations in the chain.

3.    Administration.

(a)    Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or Award Agreement in the manner and to the extent it deems desirable to carry this Plan, such Award or such Award Agreement into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and any other individual with a right under the Plan or under any Award.

(b)    Delegation to Other Committees or CEO. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to the Chief Executive Officer of the Company, any or all of the authority and responsibility of the Committee. However, no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board also may delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board or Committee has made such a delegation, then all references to the Committee in this Plan include such other committee or the Chief Executive Officer to the extent of such delegation.

(c)    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee or Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee or Board member undertakes to handle and defend it on such member’s own behalf.

4.    Eligibility. The Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or any of its Affiliates, an individual that the Company or an Affiliate has engaged to become an officer or other employee, a Non-Employee Director, or a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year. Notwithstanding the foregoing, a Non-Employee Director automatically will be a Participant with respect to the automatic grants described in Section 7(b).

5.    Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). Awards granted under the Plan shall be evidenced by an Award Agreement except to the extent the Committee provides otherwise.

6.    Shares Reserved under this Plan.

(a)    Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 10,000,000 Shares, plus the number of Shares described in Section 6(c), are reserved for issuance under this Plan. The number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards. Notwithstanding the foregoing, the Company may issue only 10,000,000 Shares upon the exercise of Incentive Stock Options.

(b)    Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award, or if Shares are forfeited under an Award, then the Shares subject to such Award may again be used for new Awards under this Plan under Section 6(a), including issuance as Incentive Stock Options. If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Award or the withholding taxes due as a result of the issuance or receipt of a payment or Shares under an Award, then such Shares may again be used for new Awards under this Plan under Section 6(a), but such Shares may not be issued pursuant to Incentive Stock Options.

(c)     Addition of Shares from Predecessor Plan. After the Effective Date, if any Shares subject to awards granted under the 2000 Plan would again become available for new grants under the terms of such plan, then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under the first sentence of Section 6(a). Any such Shares will not be available for future awards under the terms of the 2000 Plan after the Effective Date.

(d)    Participant Limitations. Subject to adjustment as provided in Section 16, with respect to Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), no Participant may be granted Awards that could result in such Participant:

(i)    receiving in any calendar year Options for, and/or Stock Appreciation Rights with respect to, more than 500,000 Shares (reduced, in the initial calendar year in which this Plan is effective, by the number of options granted to a Participant under the 2000 Plan in such year, if any), except that Options and/or Stock Appreciation Rights granted to a new employee in the calendar year in which his or her employment commences may not relate to more than 1,000,000 Shares;

(ii)    receiving in any calendar year Awards of Restricted Stock and/or Restricted Stock Units relating to more than 500,000 Shares;

(iii)    receiving in any calendar year Awards of Performance Shares, and/or Awards of Performance Units (the value of which is based on the Fair Market Value of a Share), for more than 500,000 Shares; or

(iv)    receiving in any calendar year Awards of Performance Units (the value of which is not based on the Fair Market Value of a Share) that could result in a payment of more than $500,000.

With respect to Awards that are not intended to meet the requirements of performance-based compensation under Code Section 162(m), the Committee may grant Awards in excess of the limits described in this subsection (d), but only if such discretion would not cause Awards that are intended to be performance-based compensation under Code Section 162(m) from being treated as such.

7.    Options. (a) Discretionary Grants. Except as provided in subsection (b) and subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

(i)    Whether the Option is an Incentive Stock Option, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; provided that in the case of an Incentive Stock Option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which all Incentive Stock Options are first exercisable by the Participant during any calendar year (under this Plan and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded.

(ii)    The number of Shares subject to the Option.

(iii)    The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that (i) no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary unless the exercise price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and (ii) the exercise price may vary during the term of the Option if the Committee determines that there should be adjustments to the exercise price relating to achievement of Performance Goals and/or to changes in an index or indices that the Committee determines is appropriate (but in no event may the exercise price per Share be less than the Fair Market Value of a Share as determined on the date of grant).

(iv)    The terms and conditions of exercise, which may include a requirement that exercise of the Option is conditioned upon achievement of one or more Performance Goals or may provide for an acceleration of the exercisability upon the Participant’s death, Disability or Retirement.

(v)    The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each Incentive Stock Option granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary must terminate no later than the fifth (5th) anniversary of the date of grant. Notwithstanding the foregoing, the Committee may extend the term of an Option for up to six (6) months beyond the tenth (10th) anniversary of the date of grant in the event a Participant dies prior to the Option’s termination date.

(vi)    The exercise period following a Participant’s termination of employment or service.

In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise.

(b)    Automatic Grant to Non-Employee Directors.

(i)    Annual Grants. Upon the conclusion of each regular annual meeting of the Company’s stockholders held each year, beginning with the meeting held in 2004, each Non-Employee Director who is initially elected as a member of the Board at such meeting, and each Non-Employee Director who will continue serving as a member of the Board thereafter, shall receive an Option for thirty thousand (30,000) Shares. Such option shall be granted on the date of such meeting.

(ii)    Initial Grants. Each Non-Employee Director who first becomes a member of the Board after the Effective Date and on a date other than the regular annual meeting of the Company’s stockholders as described in clause (i) above, shall receive a one-time grant of an Option for such number of Shares as is determined by multiplying thirty thousand (30,000) Shares by a fraction, the numerator of which is the number of months (calculated as 30 days) from the date the Non-Employee Director first joins the Board to the date of the next regularly-scheduled annual stockholders’ meeting and the denominator of which is twelve (12). Such Option shall be granted on the date when such Non-Employee Director first joins the Board.

(iii)    Exercisability. Options granted under this Section 7(b) shall become exercisable in full upon the earliest of:

(A)	the first (1st) anniversary of the date of grant provided the Non-Employee Director is a member of the Board on such date; provided that if the Non-Employee Director resigns from the Board for any reason other than those specified in clause (B) prior to the first (1st) anniversary of the grant date, a pro-rata portion of the Option (based on the ratio that the number of months (calculated as 30 days) that have elapsed since the grant date to the date of such resignation bears to twelve (12) shall become vested and exercisable;

(B)	the termination of such Non-Employee Director’s service because of death, Disability, or retirement at or after age 65; or

(C)	a Change of Control as specified in Section 16(c).

(iv)    Exercise Price. The Exercise Price for each Option granted under this Section 7(b) shall be equal to the Fair Market Value of a Share on the date of grant. The exercise price may be paid in cash, by tendering previously acquired Shares (that have been held for at least six months or acquired on the open market if so required to avoid an accounting expense to the Company), or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

(v)    Term. All Options granted under this Section 7(b) shall terminate on the earlier of:

(A)	the tenth (10th) anniversary of the date of grant; or

(B)	the date that is ninety (90) days after the termination of such Non-Employee Director’s service for any reason.

(vi)    Adjustment. Options granted under this Section 7(b) shall be subject to adjustment as provided in Section 16.

8.    Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:

(a)    Whether the SAR is granted independently of an Option or relates to an Option; provided that if an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

(b)    The number of Shares to which the SAR relates.

(c)    The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.

(d)    The terms and conditions of exercise or maturity, which may include a provision that accelerates the exercisability of the SAR upon the Participant’s death, Disability or Retirement. Notwithstanding the foregoing, unless the Committee determines otherwise in the Award Agreement, if on the date when the SAR expires or otherwise terminates, the grant price for the SAR is less than the Fair Market Value of a Share, then the unexercised portion of the SAR that was exercisable immediately prior to such date shall automatically be deemed exercised.

(e)    The term, provided that an SAR must terminate no later than 10 years after the date of grant. Notwithstanding the foregoing, the Committee may extend the term of an SAR for up to six (6) months beyond the tenth (10th) anniversary of the date of grant in the event a Participant dies prior to the SAR’s termination date.

(f)    Whether the SAR will be settled in cash, Shares or a combination thereof.

9.    Performance Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Performance Shares or Performance Units, including but not limited to:

(a)    The number of Shares and/or units to which such Award relates, and with respect to Performance Units, whether the value of each unit will be based on the Fair Market Value of one or more Shares, the average of the Fair Market Value of one or more Shares over such period as the Committee specifies, or such other value as the Committee specifies in the Award Agreement.

(b)    One or more Performance Goals that must be achieved during such period as the Committee specifies in order for the Participant to realize the benefit of such Award.

(c)    Whether all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement.

(d)    With respect to Performance Units, whether to settle such Award in cash, Shares, or a combination of cash and Shares.

10.    Restricted Stock and Restricted Stock Unit Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a)    The number of Shares and/or units to which such Award relates.

(b)    The period of time over which the restrictions imposed on Restricted Stock will lapse and the vesting of Restricted Stock Units will occur, and whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; provided that, subject to the provisions of Section 10(c), an Award that is subject to the achievement of Performance Goals must have a restriction or vesting period of at least one year, and an Award that is not subject to Performance Goals must have a restriction or vesting period of at least three years. Notwithstanding the foregoing, if the Committee determines in its sole discretion that an Award of Restricted Stock or Restricted Stock Units is granted to a Participant in lieu of cash compensation (including without limitation bonus cash compensation), the Committee may impose such restriction or vesting period on such Award as it determines.

(c)    Whether all or any portion of the restrictions or vesting schedule imposed on the Award will lapse or be accelerated upon a Participant’s death, Disability or Retirement.

(d)    With respect to Restricted Stock Units, whether to settle such Awards in cash, Shares, or a combination of cash and Shares.

(e)    With respect to Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the restrictions or to issue such Shares with an appropriate legend referring to such restrictions.

(f)    Whether dividends paid with respect to an Award of Restricted Stock will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate.

11.    Dividend Equivalent Units. Subject to the terms and conditions of this Plan, the Committee will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether such Award will be granted in tandem with another Award, and the form, timing and conditions of payment.

12.    Payment of Directors’ Fees in Options. Subject to such restrictions as may be imposed by the Board, a Non-Employee Director may elect to receive all or any portion of his or her annual cash retainer payment from the Company in the form of Options. The number of Options granted as a result of such election shall be determined by multiplying the amount of foregone cash compensation by four (4), and dividing such product by the Fair Market Value of a Share on the date the cash compensation would have otherwise been paid to the Non-Employee Director. Such Options shall be issued under and subject to the terms of this Plan. An election under this Section 12 shall be filed with the Company on such form and in such manner as the Board determines.

13.    Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer an Award.

14.    Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)    Term of Plan. This Plan will terminate on the tenth anniversary of the Effective Date unless the Board or Committee earlier terminates this Plan pursuant to Section 14(b).

(b)    Termination and Amendment. The Board or the Committee may amend, suspend or terminate this Plan at any time, subject to the following limitations:

(i)    the Board must approve any amendment, suspension or termination of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law;

(ii)    stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii)    stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(d) (except as permitted by Section 16); or (B) an amendment to the provisions of Section 14(e).

(c)    Amendment, Modification or Cancellation of Awards. Except as provided in Section 14(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 16), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 16(a) or the modification of an Award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

(d)    Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 14 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)    Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 16, neither the Committee nor any other person may decrease the exercise price for any outstanding Option after the date of grant nor cancel or allow a Participant to surrender an outstanding Option to the Company as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option.

(f)    Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

15.    Taxes.

(a)    Withholding Right. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.

(b)    Use of Shares to Satisfy Tax Withholding. The Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with an Award by electing to (i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent required to avoid an expense on the Company’s financial statements. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires.

16.    Adjustment Provisions; Change of Control.

(a)    Adjustment of Shares. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants’ rights under Section 16(c), the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(d)), and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. In any such case, the Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change of Control, then (A) such payment shall be at least as favorable to the holder as the amount the holder could have received in respect of such Award under Section 16(c) and (B) from and after the Change of Control, the Committee may make such a provision only if the Committee determines that doing so is necessary to substitute, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction or event in accordance with the last sentence of this subsection (a). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Without limitation, subject to Participants’ rights under Section 16(c), in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

(b)    Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)    Change of Control.

(i) The Committee may specify, either in an Award Agreement or at the time of a Change of Control, whether an outstanding Award shall become vested and/or payable, in whole or in part, as a result of a Change of Control.

(ii) If, in connection with the Change of Control, the Options and SARs issued under the Plan are not assumed, or if substitute Options and SARs are not issued, or if the assumed or substituted awards fail to contain similar terms and conditions as the Award prior to the Change of Control or fail to preserve, to the extent applicable, the benefit to be provided to the Participant as of the date of the Change of Control, including but not limited to the right of the Participant to receive shares upon exercise of the Option or SAR that are registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission, then each holder of an Option or SAR that is outstanding as of the date of the Change of Control shall have the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control (but not beyond the Option’s or SAR’s expiration date), to receive, in exchange for the surrender of the Option or SAR, an amount of cash equal to the excess of the greater of the Fair Market Value of the Shares determined on the Change of Control date or the Fair Market Value of the Shares on the date of surrender covered by the Option or SAR (to the extent vested and not yet exercised) that is so surrendered over the purchase or grant price of such Shares under the Award. If the Committee so determines prior to the Change of Control, any such Option or SAR that is not exercised or surrendered prior to the end of such 30-day period will be cancelled.

(iii) If, in connection with the Change of Control, the Shares issued to a Participant as a result of the accelerated vesting or payment of a Restricted Stock Award, Performance Share Award, Restricted Stock Unit Award, Performance Unit Award or Dividend Equivalent Award under this subsection (c) are not registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission, then each holder of such Shares shall have the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control, to receive, in exchange for the surrender of such Shares an amount of cash equal to the greater of the Fair Market Value of a Share on the Change of Control date or the Fair Market Value of such Share on the date of surrender.

The provisions of Sections 16(c)(ii) and (iii) shall govern the treatment of awards made under the 2000 Plan in the event of a Change of Control, and the 2000 Plan is deemed amended accordingly.

(d)    Parachute Payment Limitation.

(i)    Scope of Limitation. This Section 16(d) shall apply to an Award only if:

(A)	the independent auditors most recently selected by the Board (the “Auditors”) determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under Code Section 4999), will be greater after the application of this Section 16(d) than it was before the application of this Section 16(d); or

(B)	the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Section 16(d) (regardless of the after-tax value of such Award to the Participant).

If this Section 16(d) applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

(ii)    Basic Rule. Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 16(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G.

(iii)    Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 16(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Auditors under this Section 16(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

(iv)    Overpayments and Underpayments. As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code

Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(v)    Related Corporations. For purposes of this Section 16(d), the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Code Section 280G(d)(5).

17.    Miscellaneous.

(a)    Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i)    one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that if Shares would have otherwise been issued under an Award but for the deferral described in this paragraph, then such Shares shall be treated as if they were issued for purposes of Sections 6(a));

(ii)    the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(iii)    conditioning the grant or benefit of an Award on the Participant’s agreement to comply with covenants not to compete, not to solicit employees and customers and not to disclose confidential information that may be effective during or after the Participant’s employment or service, and/or provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award as a result of the breach of such covenant;

(iv)    the automatic grant of a new Option (the “replenishment Option”) to a Participant who pays the exercise price of an existing Option in Shares; provided that the replenishment Option shall cover only that number of Shares that is used to pay the exercise price and shall expire at the same time as the original Option to which it relates;

(v)    restrictions on resale or other disposition of Shares, including imposition of a retention period; and

(vi)    compliance with federal or state securities laws and stock exchange requirements.

(b)    Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i)    a Participant who transfers employment between the Corporation and any Affiliate of the Company, or between the Company’s Affiliates, will not be considered to have terminated employment;

(ii)    a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)    a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a Non-Employee Director, a non-employee director of any Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)    a Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

(c)    No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)    Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(e)    Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)    Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award Agreement, shall be a court sitting in the County of Los Angeles, or the Federal District Court for the Central District of California sitting in the County of Los Angeles, in the State of California, and further agree that any such action may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to assert a jury trial.

(g)    Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h)    Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i)    Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

ENTRAVISION COMMUNICATIONS CORPORATION

2004 ANNUAL MEETING OF STOCKHOLDERS

MAY 26, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ENTRAVISION COMMUNICATIONS CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 2004 Annual Meeting of Stockholders and the Proxy Statement and appoints Walter F. Ulloa and Philip C. Wilkinson, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of Entravision Communications Corporation (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2004 Annual Meeting of Stockholders of the Company (the “2004 Annual Meeting”) to be held at the Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California, 90401 at 10:00 a.m. on May 26, 2004, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below:

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS A/B DIRECTORS LISTED HEREON AND VOTES FOR EACH OF THE LISTED PROPOSALS. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED HEREON AND FOR EACH OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

(To Be Dated And Signed On Reverse Side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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					Please Mark Here for Address Change or Comments	☐
					SEE REVERSE SIDE

1.	To elect Class A/B directors to serve for a term ending at the 2005 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

	FOR all nominees listed below (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐	2.	To approve an amendment and restatement of the Company’s certificate of incorporation.	FOR ☐	AGAINST ☐	ABSTAIN ☐
			3.	To approve the adoption of the Company’s 2004 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Nominees: 01 Walter F. Ulloa, 02 Philip C. Wilkinson, 03 Paul A. Zevnik, 04 Darryl B. Thompson, 05 Michael S. Rosen, 06 Esteban E. Torres, 07 Patricia Diaz Dennis, 08 Jesse Casso, Jr.		4.	To ratify the appointment of McGladrey & Pullen, LLP as independent auditor of the Company for the 2004 fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	(Instruction: To withhold authority to vote for any nominee, strike a line through the nominee’s name above.)			In their discretion, the proxies are authorized to vote upon such other business that properly may come before the 2004 Annual Meeting and any adjournments thereof.

	PLEASE MARK, SIGN, DATE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

Signature                                                       Signature (if joint or common ownership)                                                    Date

Please sign exactly as name or names appear at left, including the title “Executor,” “Guardian,” etc. if the same is indicated. When joint names appear both should sign. If stock is held by a corporation, this Proxy should be executed by a proper officer thereof, whose title should be given.

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